UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code:

(612) 332-3223

Date of fiscal year end: March 31, 2017

Date of reporting period: March 31, 2017

Item 1:	Reports to Stockholders

Annual Report
March 31, 2017

U.S. Government Securities Fund

Quality Income Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds BOND FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 5, 2017

Dear fellow shareholders:

If you’re not a close follower of news in the fixed income world, you may have missed one of the more consequential announcements since the end of the financial crisis: the Federal Reserve suggested that it is going to incrementally reduce the size of their balance sheet over the next few years.

This marks a significant break in the way Fed policy has been conducted since the financial crisis and has the potential to exert substantial influence on fixed income markets going forward. In this letter we will try to give a bit of background as to how we got to where we are today, where we are headed, and what this means for our funds.

How Does the Fed’s Balance Sheet Work?

The topic of the Federal Reserve’s balance sheet primarily refers to two key concepts: how the balance sheet is expanded/contracted and how the Fed uses the balance sheet as a tool for implementing monetary policy.

The Fed is very similar to any other bank in that it has liabilities (deposits) and assets (loans or securities). The difference is that instead of deposits by individuals, the Federal Reserve maintains deposit accounts for banks. These deposits (or “reserves”) are created when the Fed buys securities from banks and destroyed by the reverse. Importantly, the Fed is the only entity that can determine the total amount of reserves in the banking system via these purchases and sales. As part of their regulatory oversight, the Fed sets a level of “required reserves” for banks – anything they hold above that amount is what is called “excess reserves.” Banks cannot create or destroy reserves, but by extending more loans they change the nature of their reserves from excess to required.

It is this change in lending that the Fed attempts to target to affect economic activity. By injecting reserves into the system (that is, buying securities from banks) they increase the amount of reserves, which in theory leads to an increase in bank lending activity and therefore stimulates the economy.

Where Are We Today?

In the aftermath of the global financial crisis, the Federal Reserve attempted to stimulate the economy by lowering short-term interest rates to near zero. To add further stimulus, the Federal Reserve purchased treasuries and agency mortgage backed securities from banks. The scale of these purchase programs was staggering – the total assets held by the Federal Reserve system went from under one trillion dollars in 2008 to almost four and a half trillion dollars today. As intended, there was a huge increase in reserves (and excess reserves) held by banks, with the hope that increasing reserves would encourage additional lending by banks that would stimulate the economy.

What Does the Future Hold?

At the end of 2015, the Fed began to take steps to “normalize” their policy stance (that’s what the Fed calls reducing its amount of economic stimulus) by increasing the FOMC policy interest rate target. With those efforts now firmly under way – and expectations that they will continue at a gradual, moderate, and linear pace – it is only natural to think about normalizing the balance sheet as well. While the Fed could theoretically reverse the stimulus while keeping the level of reserves in the economy unchanged at its heightened level, the messaging from the Fed (and the consensus in the market) is that reducing the balance sheet will play an important role in any further reduction of stimulus (“tightening”) by the Fed. We believe that this will exert some upward pressure on interest rates, but we agree with the Fed that the current economy is strong enough that extraordinary levels of stimulus are no longer necessary.

There is also still disagreement about what “normal” will look like for the balance sheet. For example, the “Systemically Important Financial Institutions” (SIFIs) are all larger and have higher liquidity and capital requirements which could mean that the “normal” level of reserves might be higher than it used to be. We expect that the Fed may initially look to reduce the balance sheet enough to “drain” the current excess reserves – currently, this is about two trillion dollars. Current indications are that the Fed plans to first let their purchased securities mature without replacing them rather than actively selling assets from the balance sheet to the market.

Strategy

While the future path of the balance sheet remains somewhat uncertain, we believe one thing can be known for sure: the uncertainty will create opportunities over the next few years. We have adjusted our Funds accordingly and believe that they are well-positioned to take advantage of these opportunities while continuing to earn substantial levels of current income.

The U.S. Government Securities Fund remains focused on seasoned, high coupon agency-backed securities which should continue to provide long-term income stability and principal preservation as mortgage rates increase from near all-time lows. The Sit Quality Income Fund’s SEC yield of 1.39% remains attractive relative to the benchmark, especially given our focus on shorter than benchmark duration.

The tax-exempt fixed income strategy for both the Tax-Free Income Fund and the Minnesota Tax-Free Income Fund will continue to focus heavily on the use of high coupon bonds and bonds structured with put, call, sinking fund, and prepayment provisions that provide regular cash flow. Our investment strategy focuses on income, which is the primary source of return over longer periods of time. We believe that this will continue to deliver positive performance. We continue to focus on sectors and security structures that provide incremental yield, while using diversification to help manage credit risk.

We appreciate your continued interest in the Sit family of funds. With best wishes,

Roger J. Sit

Chairman and President Sit Mutual Funds

2	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2017	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +0.02% during the year ended March 31, 2017, compared to the return of the Bloomberg Barclays Intermediate Government Bond Index of -0.67%. The Fund’s 30-day SEC yield was 2.46% and its 12-month distribution rate was 1.57%.

During the 12-month period, the Fund benefited from the consistent relatively high level of income provided by its position in higher coupon government agency mortgages. The Fund uses Treasury options to reduce interest rate risk. The options were successful in providing stability to the Fund’s net asset value as short-term interest rates increased over the period. The Fund had less exposure to intermediate-term Treasury bonds relative to its benchmark which aided performance as these bonds lost value during the period. The Federal Reserve hiked the Fed Funds rate twice over the 12-month period as it continued to normalize monetary policy. Since the election, stronger growth prospects have increased inflation expectations given the Federal Reserve’s accommodative monetary policy, as represented by historically low interest rates. This allowed the Federal Reserve to ratchet up its guidance over future Fed Funds rate hikes which caused interest rates to increase across the curve. Uncertainty with respect to the timing and magnitude of future rate increases has resulted in significant volatility in bond prices; however, the use of options should continue to lessen the impact on the Fund’s net asset value.

As the Federal Reserve normalizes monetary policy by increasing the Fed Funds rate, we expect interest rates to move higher with short-term rates outpacing long term rates. We expect President Trump and Congress to pursue fiscal and tax policies that improve future long-term economic growth. As the details and timing of new pro-growth policies emerge, we expect the Federal Reserve to maintain its gradual, moderate, and linear pace of raising interest rates over time. The Fund’s high coupon mortgages should continue to produce an income advantage in this environment as prepayments are likely to remain stable or potentially slow.

We continue to position the Fund defensively against rising short-term interest rates while maintaining the Fund’s focus on seasoned,

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays Intermediate Government Bond Index is a sub-index of the Bloomberg Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

high coupon agency mortgage securities which provide a high level of income with relatively stable prices. This high level of income and stability of principal has been a fundamental focus of the Fund since its inception.

Michael C. Brilley           Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

Information on this page is unaudited.
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2017

	Sit U.S.	Bloomberg	Lipper
	Government	Barclays	U.S.
	Securities	Inter. Gov’t	Gov’t Fund
	Fund	Bond Index[1]	Index[2]
One Year	0.02%	-0.67%	-0.40%
Five Years	0.84	1.23	1.69
Ten Years	3.06	3.32	3.70
Since Inception (6/2/87)	5.41	5.60	5.46

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays Intermediate Government Bond Index is a sub-index of the Bloomberg Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Bloomberg Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

PORTFOLIO SUMMARY

Net Asset Value 3/31/17:	$10.90 Per Share
Net Asset Value 3/31/16:	$11.07 Per Share
Total Net Assets:	$643.3 Million
Effective Duration[3]:	0.7 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	1.9%
1-5 Years	95.6
5-10 Years	1.0
10-20 Years	0.2
20+ Years	1.3

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 19.4 years as of March 31, 2017.

FUND DIVERSIFICATION

Based on total net assets as of March 31, 2017. Subject to change.

Information on this page is unaudited.
MARCH 31, 2017	5

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit U.S. Government Securities Fund

Principal	Coupon Rate
Amount ($)	(%)	Maturity Date		Fair Value ($)

Mortgage Pass-Through Securities - 42.9%
Federal Home Loan Mortgage Corporation - 9.1%
350,292	4.00	7/1/25		368,917
3,429,547	5.00	5/1/42-9/1/43		3,831,123
209,090	5.82	10/1/37		234,128
2,044,689	6.00	7/1/38		2,341,349
45,002	6.38	12/1/26		50,148
9,137,351	6.50	11/1/27-1/1/39		10,401,895
315,491	6.88	2/17/31		364,865
31,807,844	7.00	8/1/27-3/1/39		36,558,261
40,667	7.38	12/17/24		44,274
1,316,908	7.50	1/1/31-10/1/38		1,475,216
46,897	7.95	10/1/25-11/1/25		46,989
487,975	8.00	5/1/31-1/1/37		562,750
185	8.25	12/1/17		184
890,017	8.50	10/1/19-3/1/31		1,005,055
609,821	9.00	11/1/25-5/1/31		646,786
4,206	9.25	2/1/18		4,215
96,898	9.50	12/17/21		99,892
330,973	10.00	9/1/20-7/1/30		344,332
22,071	10.50	6/1/19		22,839
14,020	11.00	8/25/20		14,139

				58,417,357

Federal National Mortgage Association - 20.5%
1,143	3.21	3/1/19	[1]	1,134
1,539,547	5.50	12/1/32-6/1/33		1,679,863
646,058	5.61	11/1/22		646,210
4,270,307	5.68	10/1/48		4,753,083
999,963	5.93	5/1/35		1,092,385
2,911,243	5.96	6/1/28		3,217,750
10,627,484	6.00	8/1/34-3/1/41		12,035,948
3,333,767	6.13	11/1/43		3,732,753
40,877,170	6.50	1/1/22-6/1/40		46,475,153
1,736,627	6.75	6/1/32		2,034,011
1,926,394	6.90	6/1/40		2,180,918
54,424	6.95	8/1/21	[1]	54,700
34,475,480	7.00	6/1/17-9/1/47		40,542,454
5,206,305	7.50	6/1/22-11/1/38		6,045,906
36,047	7.64	7/20/30		36,696
2,027,575	8.00	10/1/23-3/1/38		2,337,978
170,657	8.09	11/15/31		197,810
37,970	8.33	7/15/20		40,147
2,142,927	8.50	11/1/26-1/1/37		2,509,700
969,317	9.00	9/1/24-2/1/38		1,098,886
40,291	9.09	5/15/28		44,251
15,957	9.24	3/15/22		16,217
719,431	9.50	3/1/20-8/1/31		816,864
97,872	9.55	8/20/25		105,809
302,274	10.00	2/1/28-6/1/30		348,840
4,194	10.04	8/15/20		4,265

Principal	Coupon Rate
Amount ($)	(%)	Maturity Date		Fair Value ($)

13,911	10.50	6/1/28		14,139
3,646	10.72	7/15/20		3,710

				132,067,580

Government National Mortgage Association - 12.4%
15,831,379	4.00	12/15/24-12/20/31		16,854,931
1,746,800	4.25	10/20/31-3/20/37		1,875,086
2,889,654	4.75	9/20/31		3,148,495
1,833,314	5.50	9/15/25-5/15/29		2,055,660
4,936,955	5.75	2/15/29-10/20/31		5,542,184
4,401,839	6.00	6/15/23-12/15/40		4,977,845
286,312	6.20	3/15/32		327,154
1,352,310	6.25	12/15/23-4/15/29		1,537,633
395,424	6.35	4/20/30-6/20/31		446,192
229,132	6.38	8/15/26-4/15/28		259,360
14,678,096	6.50	11/15/23-4/20/43		16,640,210
303,042	6.91	7/20/26-2/20/27		327,545
20,908,879	7.00	5/15/24-1/20/39		24,211,399
55,187	7.02	4/20/26		56,308
149,685	7.10	5/20/25		160,581
110,447	7.15	4/20/27		116,970
346,882	7.50	1/20/38-3/15/39		397,702
401,968	8.00	6/20/31		491,816

				79,427,071

Small Business Administration - 0.9%
5,360,481	5.33	8/25/36-9/25/36		5,823,698

Total Mortgage Pass-Through Securities (cost: $274,567,784)				275,735,706

U.S. Treasury / Federal Agency Securities - 2.0%
4,000,000	1.60	11/15/26	[6]	3,167,160
2,000,000	2.49	11/15/27	[6]	1,539,330
18,700,000	2.92	5/15/44	[6]	8,059,644

Total U.S. Treasury / Federal Agency Securities (cost: $13,613,441)				12,766,134

Collateralized Mortgage Obligations - 51.4%
Federal Home Loan Mortgage Corporation - 14.2%
819,901	5.00	2/15/23		879,785
856,911	5.55	5/15/38	[1]	926,541
2,442,570	5.69	7/25/32	[1]	2,669,814
9,907,177	6.00	9/15/21-6/15/37		11,243,899
65,145	6.25	5/15/29		72,068
7,807,727	6.50	12/15/21-8/15/45		9,253,870
17,529,274	6.50	9/15/23-10/25/43	[1]	20,113,794
44,233	6.70	9/15/23		49,104
274,353	6.95	3/15/28		308,920
26,372,018	7.00	12/15/20-9/25/43		29,618,326
9,470,448	7.50	10/15/21-9/25/43		11,136,641
1,770,267	7.50	12/15/29-8/25/42	[1]	2,120,903
1,936,894	8.00	7/15/21-1/15/30		2,204,666
22,439	8.25	6/15/22		25,042
87,867	8.30	11/15/20		95,350

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal	Coupon Rate
Amount ($)	(%)	Maturity Date		Fair Value ($)

296,516	8.50	10/15/22-3/15/32		340,553
28,222	9.00	12/15/19		29,122
2,167	9.15	10/15/20		2,326
44,336	9.50	2/15/20		46,774

				91,137,498

Federal National Mortgage Association - 22.7%
444,545	4.55	6/25/43		476,748
227,515	5.00	6/25/43		243,444
190,194	5.36	6/25/42		207,337
4,768,072	5.50	9/25/33-6/25/40		5,186,992
2,094,670	5.60	12/25/53	[1]	2,378,248
1,286,465	5.81	8/25/43		1,416,260
10,973,125	6.00	5/25/30-7/25/36		12,503,143
2,321,032	6.05	2/25/44		2,608,520
2,922,951	6.13	2/25/42	[1]	3,311,927
2,916,369	6.18	10/25/42-12/25/42	[1]	3,399,562
1,969,762	6.36	8/25/47	[1]	2,183,677
900,016	6.44	9/25/37	[1]	986,412
22,893,965	6.50	8/20/28-7/25/44		25,854,136
535,802	6.72	2/25/45	[1]	624,029
7,529,579	6.75	6/25/32-4/25/37		8,723,040
69,295	6.85	12/18/27		78,533
856,981	6.95	8/25/37	[1]	920,286
19,454,432	7.00	1/25/21-3/25/45		22,408,879
32,410,161	7.50	8/20/27-1/25/48	[1]	38,560,580
2,388,735	7.50	7/25/41		2,790,753
908,144	8.00	7/25/22-7/25/44		1,019,492
850,583	8.10	11/25/37	[1]	1,019,974
428,020	8.21	11/25/37	[1]	507,121
896,675	8.50	1/25/21-6/25/30		1,060,835
42,155	8.55	10/25/42	[1]	52,884
14,408	8.70	12/25/19		15,392
3,307	8.75	9/25/20		3,568
20,922	8.95	10/25/20		22,651
1,229,493	9.00	7/25/19-10/25/30		1,468,024
414	9.05	12/25/18		414
10,515	9.25	1/25/20		11,161
330,427	9.32	6/25/32	[1]	378,625
567,923	9.50	12/25/18-12/25/41		665,580
49,159	9.60	3/25/20		53,131
1,838,273	10.02	9/25/42	[1]	2,392,474
1,544,820	10.24	7/25/37	[1]	1,566,563
667,096	11.26	6/25/44	[1]	779,307
48,062	16.41	3/25/39	[1]	65,358

				145,945,060

Principal	Coupon Rate
Amount ($)	(%)	Maturity Date		Fair Value ($)

Government National Mortgage Association - 12.1%
500,000	5.50	9/20/39		603,987
4,064,463	5.53	11/20/45	[1]	4,542,417
10,849,277	5.62	4/20/40	[1]	12,341,497
2,027,499	5.87	11/20/43		2,258,213
2,822,268	5.95	5/20/40	[1]	3,208,480
7,417,811	6.00	11/20/33-2/20/46		8,391,640
2,196,507	6.14	1/20/39	[1]	2,539,642
1,836,680	6.23	10/20/40	[1]	2,101,958
4,951,184	6.28	12/20/42	[1]	5,810,162
3,684,547	6.29	12/20/40	[1]	4,189,811
4,580,363	6.38	5/20/43	[1]	5,278,475
801,324	6.50	6/20/32		931,471
1,582,233	6.65	7/20/39	[1]	1,833,426
1,100,721	6.66	9/20/44	[1]	1,280,029
797,047	6.69	4/20/39	[1]	927,310
6,050,576	6.73	7/20/40	[1]	6,976,819
174,943	6.86	3/16/41	[1]	191,087
2,297,169	6.90	8/20/40	[1]	2,698,006
1,052,737	6.98	6/20/45	[1]	1,223,442
2,319,265	7.00	9/16/23-5/20/42		2,471,868
568,441	7.17	12/20/33	[1]	659,356
3,006,067	7.30	8/20/38	[1]	3,538,873
85,306	7.50	5/16/27		96,977
2,050,619	7.54	7/20/44	[1]	2,372,882
26,490	8.50	2/20/32		32,130
1,247,189	9.00	3/16/30		1,450,722

				77,950,680

Vendee Mortgage Trust - 2.4%
5,260,403	6.50	8/15/31-10/15/31		5,993,950
1,518,878	6.75	2/15/26		1,712,368
1,548,790	7.00	3/15/28		1,790,094
907,060	7.25	9/15/22-9/15/25		1,000,627
2,703,641	7.42	3/15/25	[1]	3,035,958
1,376,720	7.75	5/15/22-9/15/24		1,535,035
270,903	8.00	2/15/25		308,533
150,430	8.29	12/15/26		175,592

				15,552,157

Total Collateralized Mortgage Obligations (cost: $327,190,898)				330,585,395

See accompanying notes to financial statements.
MARCH 31, 2017	7

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit U.S. Government Securities Fund (Continued)

Principal
Amount ($) /	Coupon Rate
Contracts	(%)	Maturity Date		Fair Value($)

Asset-Backed Securities - 1.8%
Federal Home Loan Mortgage Corporation - 0.4%
1,212	6.09	9/25/29	[1]	1,207
182,877	6.28	10/27/31	[14]	209,103
1,738,272	7.16	7/25/29		1,943,060

				2,153,370

Federal National Mortgage Association - 0.5%
20,993	1.32	11/25/32	[1]	20,527
253,774	4.75	10/25/33	[14]	266,471
659,372	4.82	9/26/33	[14]	725,835
1,695,842	5.70	2/25/33	[14]	1,812,154
6,895	6.47	10/25/31	[14]	6,936
60,859	6.50	5/25/32	[1]	63,090
439,736	6.59	10/25/31	[14]	469,009
2,292	6.83	7/25/31	[14]	2,321
11,320	7.80	6/25/26	[1]	13,022

				3,379,365

Small Business Administration - 0.9%
3,485,961	5.87	7/1/28		3,854,854
697,545	7.13	10/1/20		732,037
782,028	7.33	8/1/20		823,830
476,035	8.03	5/1/20		504,753

				5,915,474

Total Asset-Backed Securities (cost: $11,282,319)				11,448,209

Put Options Purchased [10] - 0.1%
2,350	U.S. Treasury 2 Year Future Put Options: $108.00 strike May 2017 expiration			110,156
800	U.S. Treasury 5 Year Future Put Options: $117.25 strike May 2017 expiration			100,000
400	U.S. Treasury 5 Year Future Put Options: $118.50 strike May 2017 expiration			334,375

Total Put Options Purchased (cost: $1,470,245)				544,531

Short-Term Securities - 0.9%
6,014,783	Fidelity Instl. Money Mkt. Govt. Fund, 0.56%			6,014,783

(cost: $6,014,783)
Total Investments in Securities - 99.1% (cost: $634,139,470)				637,094,758

Principal
Amount ($) /	Coupon Rate
Contracts	(%)	Maturity Date	Fair Value($)

Call Options Written [10] - (0.6%)
(1,800)	U.S. Treasury 2 Year Future Call Options: $107.63 strike May 2017 expiration		(2,165,625)
(300)	U.S. Treasury 2 Year Future Call Options: $108.00 strike June 2017 expiration		(178,125)
(475)	U.S. Treasury 5 Year Future Call Options: $115.00 strike June 2017 expiration		(1,309,961)

Total Call Options Written (premiums received: $2,803,544)			(3,653,711)

Other Assets and Liabilities, net - 1.5%			9,862,693

Total Net Assets - 100.0%			$643,303,740

[1]	Variable rate security. Rate disclosed is as of March 31, 2017.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[10]	The amount of $9,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2017.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of March 31, 2017.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

For a detailed list of security holdings, refer to our company website at www.sitfunds.com.

A summary of the levels for the Fund’s investments as of March 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Assets
Mortgage Pass-Through Securities	—	275,735,706	—	275,735,706
U.S. Treasury / Federal Agency Securities	—	12,766,134	—	12,766,134
Collateralized Mortgage Obligations	—	330,585,395	—	330,585,395
Asset-Backed Securities	—	11,448,209	—	11,448,209
Put Options Purchased	544,531	—	—	544,531
Short-Term Securities	6,014,783	—	—	6,014,783

	6,559,314	630,535,444	—	637,094,758

Liabilities
Call Options Written	(3,653,711)	—	—	(3,653,711)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2017	9

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations and, mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Sit Quality Income Fund provided a return of +0.91% during the 12-month period ended March 31, 2017, compared to the return of the Bloomberg Barclays 1-3 year Government/Credit Bond Index of +0.71%. The Fund’s 30-day SEC yield was 1.39% and its 12-month distribution rate was 0.91%.

The primary goal of the Fund is to maintain a high credit quality portfolio with stable principal values, while generating a relatively high level of income. During the year, the Fund benefited from the income advantage produced by its holdings in non-agency residential mortgage, corporate, and taxable municipal securities. Non-agency residential mortgages outperformed as higher home prices increased demand for these securities. Corporate bonds outperformed as spreads tightened (yields decreased relative to treasuries) as corporate profits continued to be strong, with lower quality bonds outperforming by more. Taxable municipal securities also outperformed as higher tax revenues resulted in better balance sheets for many municipalities. Treasury yields ended the period higher than they started, with the bulk of the move higher in rates occurring directly after the U.S. Presidential election. For the year, our positioning in both Treasury securities and Treasury futures and options, which we use for risk management purposes to hedge our interest rate exposure, contributed to our outperformance. This is due to the fact that interest rates generally increased during the year which benefited both our shorter than benchmark duration positioning in treasuries and our futures and options positioning, both of which tend to outperform in periods of rising rates.

Looking forward, we expect the Federal Reserve may increase short-term rates two or three more times during the year. This will likely cause the yield curve to flatten further, as short-term yields are more correlated with the Fed Funds rate than are longer term yields. We have positioned the Fund defensively, in both credit quality and interest rate sensitivity to maximize return potential while preserving income. We focus on a mix of Treasury, agency and credit sectors that provide relatively high levels of income and stable prices.

Michael C. Brilley	Mark H. Book, CFA
Bryce A. Doty, CFA	Chris M. Rasmussen, CFA
Senior Portfolio Managers	Portfolio Managers

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Information on this page is unaudited.
10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2017

		Bloomberg	Lipper
		Barclays	Short
	Sit	1-3 Year	Investment
	Quality	Government/Credit	Grade Bond
	Income Fund	Index[1]	Index[2]
One Year	0.91%	0.71%	1.82%
Since Inception (12/31/12)	0.47	0.88	1.14

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for the periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 1-3Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury/Federal Agency Securities	37.0%
Asset Backed (Non-Agency)	16.2
Corporate Bonds	14.3
Taxable Municipal Bonds	13.3
Mortgage Pass-Through (Agency)	11.4
Collateralized Mortgage Obligations (Non-Agency)	6.2
Other Net Assets	1.6

Based on total net assets as of March 31, 2017. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/17:	$9.83 Per Share
Net Asset Value 3/31/16:	$9.83 Per Share
Total Net Assets:	$73.9 Million
Average Maturity:	6.4 Years
Effective Duration[3]:	0.6 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Information on this page is unaudited.
MARCH 31, 2017	11

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Quality Income Fund

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

Asset-Backed Securities - 17.3%
Agency - 1.1%
8,540	FNMA REMICS, Series 2001-W2, Class AS5 [14]	6.47	10/25/31	8,590
112,872	Small Business Administration, Series 2000-20D, Class 1	7.47	4/1/20	119,187
275,958	Small Business Administration, Series 2006-20D, Class 1	5.64	4/1/26	296,362
338,792	Small Business Administration, Series 2007-20J, Class 1	5.57	10/1/27	365,739

				789,878

Non-Agency - 16.2%
10,758	Ace Securities Corp. Home Equity Loan Trust, Series 2004-SD1, Class A1 [1]	1.47	11/25/33	10,758
37,337	Aegis Asset Backed Securities Trust, Series 2004-5, Class M1 [1]	1.96	12/25/34	37,314
18,079	Aegis Asset Backed Securities Trust, Series 2005-2, Class M1 [1]	1.40	6/25/35	18,069
400,000	AmeriCredit Automobile Receivables Trust 2015-2, Class D	3.00	6/8/21	405,449
600,000	AmeriCredit Automobile Receivables Trust 2016-2, Class C	2.87	11/8/21	606,585
18,753	Bayview Financial Mortgage Pass-Through Trust, Series 2006-B, Class 1A5 [14]	6.04	4/28/36	18,770
479,181	Bear Stearns Asset Backed Securities I Trust, Series 2005-AQ2, Class A3 [1]	1.34	9/25/35	475,095
285,663	Bear Stearns Asset Backed Securities Trust, Series 2005-SD2, Class 1A2 [1]	1.45	3/25/35	284,579
18,396	Bear Stearns Asset Backed Securities Trust, Series 2005-SD2, Class 1A3 [1]	1.38	3/25/35	18,316
102,684	Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	5.01	8/25/32	103,006
310,000	Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	5.43	1/25/34	311,662
75,064	Centex Home Equity Loan Trust, Series 2004-D, Class AF6 [14]	5.17	9/25/34	76,634
75,315	CIT Home Equity Loan Trust, Series 2003-1, Class A6 [14]	4.56	10/20/32	76,840
120,654	Citifinancial Mortgage Securities, Inc., Series 2004-1, Class AF3 [14]	4.27	4/25/34	120,957
146,143	Conseco Finance Home Equity Loan Trust, Series 2002-B, Class M1 [1]	2.66	5/15/33	145,921
24,127	Conseco Financial Corp., Series 1997-3, Class A6	7.32	3/15/28	24,722
14,618	Conseco Financial Corp., Series 1997-7, Class A7 [1]	6.96	7/15/28	14,705
43,177	Conseco Financial Corp., Series 1998-1, Class A6 [1]	6.33	11/1/29	43,414
305,457	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [14]	5.12	2/25/35	309,276
257,774	Credit Suisse First Boston Mortgage Securities Corp. Series 2005-AGE1, Class M3 [1]	1.63	2/25/32	252,327
347,518	First Alliance Mortgage Loan Trust, Series 1997-4, Class A2 [14]	7.63	4/20/29	351,629
264,299	GSAMP Trust, Series 2004-FM1, Class M1 [1]	1.96	11/25/33	250,647
203,415	HSBC Home Equity Loan Trust USA, Series 2007-2, Class A4 [1]	1.08	7/20/36	202,640
24,839	Irwin Home Equity Loan Trust, Series 2002-1, Class 2M1 [1]	2.33	2/25/29	24,542
103,653	Irwin Whole Loan Home Equity Trust, Series 2003-B, Class M [1]	3.98	11/25/32	104,227
688,222	Irwin Whole Loan Home Equity Trust, Series 2003-D, Class M1 [1]	2.08	11/25/28	674,873
1,014,970	Irwin Whole Loan Home Equity Trust, Series 2005-A, Class M1 [1]	1.84	6/25/34	989,857
16,446	New Century Home Equity Loan Trust, Series 2003-5, Class AI7 [1]	5.15	11/25/33	16,811
199,449	NovaStar Mortgage Funding Trust, Series 2003-2, Class A1 [1]	1.59	9/25/33	199,109
60,333	NovaStar Mortgage Funding Trust, Series 2004-2, Class M2 [1]	2.00	9/25/34	60,003
1,000,000	OSCAR US Funding Trust VI, LLC, Series 2017-1A, Class A3 [4]	2.82	6/10/21	998,880
294,409	Park Place Securities, Inc., Series 2005-WHQ3, Class M2 [1]	1.66	6/25/35	294,101
106,405	RAAC Trust, Series 2006-RP2, Class A 1, [4]	1.23	2/25/37	105,708
2,707	Residential Asset Mortgage Products Trust, Series 2004-RS12, Class AI6	4.55	12/25/34	2,719
141,908	Residential Funding Mortgage Securities, Series 2006-HI1, Class M2 [14]	6.06	2/25/36	148,338
1,000,000	Santander Drive Auto Receivables, Series Trust 2014-4, Class D	3.10	11/16/20	1,017,995
1,000,000	Santander Drive Auto Receivables, Series Trust 2015-1, Class C	2.57	4/15/21	1,007,944
700,000	Santander Drive Auto Receivables, Series Trust 2016-2, Class B	2.08	2/16/21	700,657
750,000	Verizon Owner Trust, Series 2017-1A, Class A [4]	2.06	9/20/21	752,416
750,000	World Omni Automobile Lease Securitization Trust, Series 2017-A, Class A4	2.32	8/15/22	752,424

				12,009,919

Total Asset-Backed Securities (cost: $12,770,607)				12,799,797

See accompanying notes to financial statements.
12	SIT MUTUAL FUNDS ANNUAL REPORT

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

Collateralized Mortgage Obligations - 26.5%
Agency - 20.3%
2,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K003, Class A4	5.05	1/25/19	2,090,945
83,960	FHLMC Multifamily Structured Pass Through Certificates, Series K007, Class A1	3.34	12/25/19	84,640
100,000	FHLMC Multifamily Structured Pass Through Certificates, Series K007, Class A2	4.22	3/25/20	106,134
1,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K013, Class A2 [1]	3.97	1/25/21	1,063,025
246,895	FHLMC Multifamily Structured Pass Through Certificates, Series K014, Class A1	2.79	10/25/20	250,537
259,885	FHLMC Multifamily Structured Pass Through Certificates, Series K016, Class A1	2.06	10/25/20	260,534
1,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K712, Class A2	1.87	11/25/19	999,789
1,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K713, Class A2	2.31	3/25/20	1,009,804
500,000	FHLMC Multifamily Structured Pass Through Certificates, Series K715, Class A2	2.86	1/25/21	512,655
2,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series K716, Class A2	3.13	6/25/21	2,070,540
228,856	FHLMC Multifamily Structured Pass Through Certificates, Series KAIV, Class A1	2.97	1/25/21	232,812
82,756	FHLMC REMICS, Series 2528, Class KM	5.50	11/15/22	88,526
610,742	FHLMC REMICS, Series 3614, Class QA	4.00	5/15/24	624,509
365,041	FHLMC REMICS, Series 3737, Class NA	3.50	6/15/25	378,078
520,030	FHLMC REMICS, Series 3795, Class CA	4.50	5/15/39	529,451
655,031	FHLMC REMICS, Series 3806, Class JA	3.50	2/15/26	682,041
500,943	FHLMC REMICS, Series 3817, Class GA	3.50	6/15/24	508,108
403,994	FNMA ACES, Series 2009-M1, Class A2	4.29	7/25/19	419,423
105,982	FNMA REMICS, Series 2003-52, Class NA	4.00	6/25/23	110,168
127,374	FNMA REMICS, Series 2005-19, Class PA	5.50	7/25/34	133,708
29,891	FNMA REMICS, Series 2005-68, Class PC	5.50	7/25/35	31,252
110,351	FNMA REMICS, Series 2008-65, Class CD	4.50	8/25/23	113,965
487,911	FNMA REMICS, Series 2009-13, Class NX	4.50	3/25/24	502,744
99,749	FNMA REMICS, Series 2009-71, Class MB	4.50	9/25/24	105,053
63,473	FNMA REMICS, Series 2009-88, Class DA	4.50	10/25/20	64,753
31,578	FNMA REMICS, Series 2010-28, Class DA	5.00	9/25/28	32,079
74,046	FNMA REMICS, Series 2011-16, Class GE	2.75	3/25/26	74,508
118,847	FNMA REMICS, Series 2011-42, Class BJ	3.00	8/25/25	119,607
62,707	FNMA REMICS, Series 2011-46, Class A	3.00	5/25/24	63,591
59,794	FNMA REMICS, Series 2012-19, Class GH	3.00	11/25/30	61,428
402,754	FNMA REMICS, Series 2013-74, Class AD	2.00	7/25/23	402,638
1,000,000	FREMF Multifamily Aggregation Risk Transfer Trust, Series 2017-KT01, Class A [1]	1.09	2/25/20	1,001,558
88,304	GNMA, Series 2011-29, Class JA	4.50	4/20/40	90,254
152,738	Vendee Mortgage Trust, Series 1993-1, Class ZB	7.25	2/15/23	168,191

				14,987,048

Non-Agency - 6.2%
660,434	Bear Stearns Trust, Series 2004-10, Class 1A1 [1]	1.66	9/25/34	655,558
1,254,838	CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6A1 [1]	3.47	12/25/33	1,267,228
21,429	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1, Class 2A1	4.75	10/25/18	21,444
79,405	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1, Class 2A3	4.75	10/25/18	79,262
67,840	GSR Mortgage Loan Trust, Series 2005-5F, Class 8A1 [1]	1.48	6/25/35	64,411
414,511	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A1 [1]	3.05	11/21/34	423,057
84,156	MASTR Alternative Loan Trust, Series 2003-4, Class 2A1	6.25	6/25/33	87,522
154,680	MASTR Alternative Loan Trust, Series 2003-5, Class 4A1	5.50	7/25/33	161,392
212,038	MASTR Alternative Loan Trust, Series 2003-8, Class 3A1	5.50	12/25/33	220,159
68,000	MASTR Asset Securitization Trust, Series 2005-2, Class 1A3	5.35	11/25/35	69,268
124,133	Prime Mortgage Trust, Series 2004-CL1, Class 1A1	6.00	2/25/34	129,561
5,397	RAAC Trust, Series 2004-SP3, Class AI5 [1]	4.89	12/25/32	5,462
77,141	Sequoia Mortgage Trust, Series 2012-1, Class 2A1 [1]	3.47	1/25/42	78,509

See accompanying notes to financial statements.
MARCH 31, 2017	13

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Quality Income Fund (Continued)

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

806,017	Sequoia Mortgage Trust, Series 2012-2, Class B1 [1]	4.26	4/25/42	836,858
111,409	Structured Asset Securities, Corp. Mortgage Loan Trust, Series 2005-GEL3, Class M3 [1]	2.18	6/25/35	110,900
228,889	Structured Asset Securities, Corp. Mortgage Pass-Through Certificates, Series 2003-22A, Class 3A [1]	3.30	6/25/33	231,749
85,077	WaMu Mortgage Pass Through Certificates, Series 2002-AR2 Class A [1]	1.87	2/27/34	83,427
43,004	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 7A	5.50	8/25/19	43,464

				4,569,231

Total Collateralized Mortgage Obligations (cost: $19,587,863)				19,556,279

Corporate Bonds - 14.3%
356,839	Aircraft Certificate Owner Trust 2003 [4]	7.00	9/20/22	384,048
132,455	America West Airlines 1999-1 Pass Through Trust	7.93	1/2/19	139,409
196,137	America West Airlines 2000-1 Pass Through Trust	8.06	7/2/20	219,673
74,496	American Airlines 2013-2 Class B Pass Through Trust [4]	5.60	7/15/20	77,010
500,000	American Financial Group, Inc.	9.88	6/15/19	580,621
350,000	Ameriprise Financial, Inc.	5.30	3/15/20	380,246
625,000	Anheuser-Busch InBev Finance, Inc.	2.65	2/1/21	629,700
700,000	Aon Corp.	5.00	9/30/20	757,058
250,000	Burlington Northern Santa Fe, LLC	8.13	4/15/20	291,207
566,885	Continental Airlines 2000-1 Class A-1 Pass Through Trust	8.05	11/1/20	620,739
416,637	Doric Nimrod Air Finance Alpha, Ltd. 2012-1 Class A Pass Through Trust [4]	5.13	11/30/22	431,102
375,000	Goldman Sachs Group, Inc.	2.60	12/27/20	375,058
375,000	JPMorgan Chase & Co.	4.95	3/25/20	404,928
1,000,000	Manufacturers & Traders Trust Co. (Subordinated) [1]	1.69	12/1/21	982,970
200,000	Molson Coors Brewing Co. [4]	2.25	3/15/20	200,105
500,000	Nationwide Mutual Insurance Co. (Subordinated) 1, [4]	3.42	12/15/24	492,378
800,000	Prudential Financial, Inc. [1]	4.82	8/10/18	818,320
325,000	Santander Holdings USA, Inc.	2.70	5/24/19	326,538
321,429	Southern California Edison Co.	1.85	2/1/22	317,284
375,000	Sprint Spectrum Co., LLC [4]	3.36	9/20/21	374,062
500,000	United Parcel Service of America, Inc.	8.38	4/1/20	589,076
570,518	Virgin Australia 2013-1A Trust [4]	5.00	10/23/23	593,339
575,000	William Wrigley Jr. Co. [4]	3.38	10/21/20	594,564

Total Corporate Bonds (cost: $10,613,775)				10,579,435

Mortgage Pass-Through Securities - 11.4%
Federal Home Loan Mortgage Corporation - 1.5%
243,061	Freddie Mac	3.00	9/1/27	249,520
56,253	Freddie Mac	3.50	7/1/26	58,892
21,682	Freddie Mac	4.50	5/1/19	22,229
48,385	Freddie Mac	4.50	6/1/19	49,606
33,276	Freddie Mac	4.50	6/1/19	34,085
137,486	Freddie Mac	4.50	12/1/21	141,514
51,914	Freddie Mac	4.50	7/1/26	53,361
16,096	Freddie Mac	5.00	3/1/18	16,564
47,614	Freddie Mac	5.00	7/1/19	49,257
25,341	Freddie Mac	5.00	10/1/25	27,571
16,900	Freddie Mac	5.50	10/1/19	17,315
127,073	Freddie Mac	5.50	5/1/20	131,509
34,715	Freddie Mac	5.50	7/1/20	35,759

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

32,540	Freddie Mac	5.50	12/1/20	33,387
88,930	Freddie Mac	5.50	3/1/21	93,083
48,446	Freddie Mac	5.50	3/1/21	50,964
36,244	Freddie Mac	6.00	9/1/23	40,915

				1,105,531

Federal National Mortgage Association - 9.3%
860,173	Fannie Mae	2.50	6/1/23	872,710
273,275	Fannie Mae	2.75	11/1/17	273,864
383,503	Fannie Mae	3.00	8/1/28	394,599
1,000,000	Fannie Mae	3.15	9/1/18	1,018,226
481,500	Fannie Mae	3.18	12/1/17	481,581
59,344	Fannie Mae	3.50	10/1/21	61,739
1,049,097	Fannie Mae	3.50	1/1/26	1,092,980
40,560	Fannie Mae	4.00	9/1/24	42,661
31,513	Fannie Mae	4.00	10/1/31	33,349
790,730	Fannie Mae	4.44	6/1/21	838,448
231,772	Fannie Mae	4.50	4/1/25	244,520
494,671	Fannie Mae	4.73	2/1/20	522,104
43,105	Fannie Mae	5.00	8/1/19	44,437
95,774	Fannie Mae	5.00	9/1/20	99,819
445,520	Fannie Mae	5.36	1/1/19	464,805
33,317	Fannie Mae	5.43	4/1/17	33,257
4,903	Fannie Mae	5.50	9/1/17	4,915
34,336	Fannie Mae	5.50	4/1/19	35,019
37,633	Fannie Mae	5.50	1/1/21	39,081
33,948	Fannie Mae	5.50	10/1/21	35,082
225,175	Fannie Mae	6.00	2/1/21	236,826
11,629	Fannie Mae	6.50	2/1/19	12,930

				6,882,952

Government National Mortgage Association - 0.6%
77,097	Ginnie Mae [1]	2.13	4/20/33	80,035
18,819	Ginnie Mae [1]	3.50	4/20/42	19,442
103,121	Ginnie Mae	5.00	12/20/23	109,046
79,167	Ginnie Mae	5.00	9/15/24	83,867
96,221	Ginnie Mae	5.00	6/20/26	104,000

				396,390

Total Mortgage Pass-Through Securities (cost: $8,365,507)				8,384,873

Taxable Municipal Bonds - 13.3%
240,000	Arizona State University	5.88	7/1/36	240,689
825,000	Atlanta Downtown Development Authority [17]	6.88	2/1/21	924,058
600,000	Atlanta Urban Residential Finance Authority	5.80	12/1/27	604,038
250,000	Banning Redevelopment Agency Successor Agency	1.90	9/1/20	245,745
735,000	Colorado Housing & Finance Authority	4.00	11/1/31	760,600
290,000	Fuller Road Management Corp.	5.40	9/1/17	291,076
740,000	Iowa Finance Authority [17]	1.77	1/1/18	741,029
500,000	Iowa Student Loan Liquidity Corp.	2.38	12/1/20	497,030
250,000	Kentucky Housing Corp.	2.12	7/1/19	251,940
750,000	Massachusetts Educational Financing Authority	4.00	1/1/32	762,720
300,000	Multistate Liquidating Trust No. 1 4, [17]	1.39	12/15/18	298,959

See accompanying notes to financial statements.
MARCH 31, 2017	15

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Quality Income Fund (Continued)

Principal
Amount ($)/ Contracts	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

250,000	NDSU Research & Technology Park, Inc.	1.85	5/1/20	245,392
730,000	New Hampshire Housing Finance Authority	4.22	7/1/29	739,811
345,000	New Hampshire Housing Finance Authority	4.00	7/1/35	354,722
700,000	New Hampshire Housing Finance Authority	4.00	1/1/37	721,959
140,000	Omaha Airport Authority	2.11	12/15/20	140,189
305,000	Osceola Co. Industrial Development Authority	2.25	8/1/17	305,168
250,000	Pittsburgh School District	6.04	9/1/29	267,955
125,000	Rhode Island Housing & Mortgage Finance Corp.	4.00	10/1/39	128,421
380,000	South Carolina Jobs-Economic Development Authority	2.04	8/15/18	378,761
500,000	South Dakota Housing Development Authority	3.50	11/1/41	507,575
415,000	Texas Department of Housing & Community Affairs [17]	4.80	7/1/19	422,101

Total Taxable Municipal Bonds (cost: $9,868,469)				9,829,938

U.S. Treasury / Federal Agency Securities - 15.6%
U.S. Treasury - 15.6%
7,000,000	U.S. Treasury Floating Rate Note [1]	0.87	7/31/17	7,001,925
2,000,000	U.S. Treasury Floating Rate Note [1]	1.06	1/31/18	2,004,500
500,000	U.S. Treasury Note	0.75	10/31/17	499,414
500,000	U.S. Treasury Note	0.88	6/15/17	500,078
1,500,000	U.S. Treasury Note	1.25	10/31/18	1,501,172

				11,507,089

Total U.S. Treasury / Federal Agency Securities (cost: $11,514,594)				11,507,089

Put Options Purchased [10] - 0.0%
15	U.S. Treasury 2 Year Future Put Options: $108.00 strike May 2017 expiration			703
13	U.S. Treasury 5 Year Future Put Options: $117.25 strike May 2017 expiration			1,625

Total Put Options Purchased (cost: $11,133)				2,328

Short-Term Securities - 0.1%
96,027	Fidelity Instl. Money Mkt. Govt. Fund, 0.56%			96,027

(cost: $96,027)
Total Investments in Securities - 98.5% (cost: $72,827,975)				72,755,766

Other Assets and Liabilities, net - 1.5%				1,105,070

Total Net Assets - 100.0%				$73,860,836

[1]	Variable rate security. Rate disclosed is as of March 31, 2017.

[4]	144A Restricted Security. The total value of such securities as of March 31, 2017 was $5,302,571 and represented 7.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[10]	The amount of $500,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2017.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of March 31, 2017.

[17]	Security that is either an absolute and unconditional obligation of the United States Government or is collateralized by securities, loans, or leases guaranteed by the U.S. Government or its agencies or instrumentalities.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

Short futures contracts outstanding as of March 31, 2017 were as follows:

				Unrealized
		Expiration	Notional	Appreciation
Contracts	Type	Date	Amount	(Depreciation)
Short Futures:
153	U.S. Treasury 2 Year Futures [10]	June 2017	$33,117,340	$(33,080)
63	U.S. Treasury 5 Year Futures [10]	June 2017	7,416,776	(10,630)

				$(43,710)

(10) The amount of $500,000 in cash was segregated with the broker to cover margin requirements for derivatives transactions as of March 31, 2017.

A summary of the levels for the Fund’s investments as of March 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other Significant	Other Significant
	Price ($)	Observable Inputs ($)	Observable Inputs ($)	Total ($)
Assets
Asset-Backed Securities	—	12,799,797	—	12,799,797
Collateralized Mortgage Obligations	—	19,556,279	—	19,556,279
Corporate Bonds	—	10,579,435	—	10,579,435
Mortgage Pass-Through Securities	—	8,384,873	—	8,384,873
Taxable Municipal Bonds	—	9,829,938	—	9,829,938
U.S. Treasury / Federal Agency Securities		11,507,089	—	11,507,089
Put Options Purchased	2,328	—	—	2,328
Short-Term Securities	96,027	—	—	96,027
	98,355	72,657,411	—	72,755,766
Liabilities
Futures	(43,710)	—	—	(43,710)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2017	17

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a total return of +0.37% during the fiscal year ended March 31, 2017, versus a total return of +0.35% for the Bloomberg Barclays 5-Year Municipal Bond Index. As of March 31, 2017, the Fund’s 30-day SEC yield was 3.04% and the Fund’s 12-month distribution rate was 3.58%.

The tax-exempt yield curve ended the fiscal year higher for all maturities. The largest increase in yields was for 7 to 20 year maturities, which increased by approximately 50-60 basis points. Yields on short and long-term tax-exempts increased by approximately 30-40 basis points during the fiscal year. Fund flows into tax-exempt mutual funds were strong throughout most of 2016, with only one month of outflows during the first ten months of the year. However, this trend reversed in November, as there was only one week of inflows in the last two months of 2016. Since the end of 2016, fund flows have been modest with little net change during the first three months of 2017. After a record year of municipal bond issuance in 2016, supply in the first three months of 2017 has been the weakest since 2014, down 12% year-over-year.

Returns for most investment grade tax-exempt market segments were relatively close to zero over the last year. Lower credit quality bonds generally outperformed higher quality bonds and shorter duration bonds generally outperformed longer duration bonds. As a result, the Fund benefited from its significant proportion of non-rated bonds and bonds rated BBB and below. The Fund’s significant sectors that positively influenced performance were multi-family housing revenue, general obligation, education/student loan revenue, and insured bonds. Investments in closed-end mutual funds and other revenue bonds negatively influenced the Fund’s performance during the fiscal year. Although credit spreads were little changed, one exception was healthcare bonds, which generally widened by approximately 15-20 basis points. These spreads widened with investor concerns that a repeal and/or replacement of the Affordable Healthcare Act could reduce the insured population, thus reducing revenue for healthcare providers and facilities. The Fund’s average credit quality was stable over the last year.

The Fund’s duration remains longer than its benchmark. However, we will implement a hedging strategy to tactically shorten

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

duration over the next six to twelve months. Our investment strategy continues to emphasize income as the primary driver of returns over the long-run. Thus, the Fund continues to possess a substantial income advantage over its benchmark. Also, relative valuations, particularly for intermediate and long tax-exempt municipals, remain attractive when expressed as a percentage of comparable maturity U.S. Treasury Bonds. We remain diversified on a geographic and issuer basis in order to manage credit risk within the Fund. We believe the Fund is well positioned for the current environment.

Michael C. Brilley

Paul J. Jungquist, CFA

Senior Portfolio Managers

Information on this page is unaudited.
18	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2017

	Sit Tax-Free Income Fund	Bloomberg Barclays 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]
One Year	0.37%	0.35%	0.39%
Five Years	4.46	2.06	3.64
Ten Years	4.05	3.84	4.14
Since Inception (9/29/88)	5.21	5.09	5.59

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	22.7%
Multi Family Mortgage	21.1
Other Revenue	10.9
Education/Student Loan	7.2
Insured	6.6
General Obligation	5.9
Sectors less than 5%	17.6
Cash & Other Net Assets	8.0

Based on total net assets as of March 31, 2017. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/17:	$9.49 Per Share
Net Asset Value 3/31/16:	$9.80 Per Share
Total Net Assets:	$160.4 Million
Average Maturity:	16.6 Years
Effective Duration[3]:	5.4 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	0.3
A	0.2
BBB	1.6
BB	16.9
<BB	2.4
Total	21.4%

Information on this page is unaudited.
MARCH 31, 2017	19

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 87.3%
Alabama - 0.3%
500,000	Pell City Special Care Facs. Finance Auth. Rev. (Noland Health Services, Inc.)	5.00	12/1/31	545,275

Alaska - 1.7%
750,000	AK Hsg. Finance Corp. Mtg. Rev.	4.13	12/1/37	758,415
640,000	AK Hsg. Finance Corp. Mtg. Rev.	4.25	12/1/40	649,984
500,000	AK Hsg. Finance Corp. Mtg. Rev. (G.O. of Corp. Insured)	4.50	12/1/35	509,410
500,000	AK Hsg. Finance Corp. Rev. (State Capital Proj.)	4.00	6/1/36	507,295
250,000	AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5,15]	5.50	N/A	24,390
250,000	AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	5.00	4/1/33	269,295
15,000	North Slope Borough Service Area Rev.	5.25	6/30/34	16,069

				2,734,858

Arizona - 2.9%
763,291	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	741,438
315,000	Glendale Industrial Dev. & Auth. Rev. (Glencroft Retirement Community)	4.25	11/15/26	298,267
300,000	Glendale Industrial Dev. & Auth. Rev. (Glencroft Retirement Community)	5.00	11/15/36	281,772
250,000	Maricopa Co. Industrial Dev. Auth. Education Rev. (Horizon Community Learning Center)	5.00	7/1/35	258,590
250,000	Maricopa Co. Industrial Dev. Auth. Rev. (Christian Care Surprise Inc.) [4]	5.75	1/1/36	237,072
400,000	Peoria Industrial Dev. Auth. Rev. (Sierra Winds Life Care Community)	5.25	11/15/29	398,788
250,000	Phoenix City Industrial Dev. Auth. Rev. (Great Hearts Academies Proj.)	6.30	7/1/42	269,735
1,500,000	Pima Co. Industrial Dev. Auth. Education Rev. (American Charter School Foundation)	5.50	7/1/26	1,483,815
200,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	205,682
500,000	Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	9.75	5/1/25	537,835

				4,712,994

California - 9.0%
300,000	CA Health Facs. Finance Auth. Rev. (El Camino Hospital)	5.00	2/1/35	329,292
500,000	CA Infrastructure & Econ. Dev. Rev. (Dept. of Social Services) (AMBAC G.O. of Authority Insured) [9]	5.00	12/1/18	514,250
300,000	CA Municipal Finance Auth. Rev. (Creative Center Los Altos Proj.) [4]	4.00	11/1/36	274,740
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	630,555
500,000	CA State G.O.	4.00	12/1/40	509,245
400,000	Carlsbad Unified School District G.O. Capital Appreciation [6]	6.13	8/1/31	420,612
1,000,000	Colton Joint Unified School District G.O. (AGM Insured) [6]	5.80	8/1/35	939,980
500,000	Encinitas Union School District G.O. Capital Appreciation [6]	6.75	8/1/35	525,040
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	489,930
1,250,000	Healdsburg Unified School District G.O. [6]	4.60	8/1/37	1,003,463
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	6.75	8/1/40	314,978
1,100,000	Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	5.95	8/1/34	941,325
250,000	Martinez Unified School District G.O. [6]	6.13	8/1/35	320,990
500,000	Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.25	10/1/28	584,665
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	769,956
750,000	Reef-Sunset Unified School District (BAM Insured) [6]	4.85	8/1/38	666,735
350,000	Ripon Unified School District G.O. (BAM Insured) [6]	4.50	8/1/30	353,672
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	1.28	6/1/39	403,765
400,000	San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	5.00	6/1/39	448,304
500,000	South Tahoe Joint Powers Financing Auth. Tax Allocation Ref. (South Tahoe Redev. Proj.) (AGM Insured)	5.00	10/1/30	557,650
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	367,958
450,000	Sulphur Springs Union School District C.O.P. (AGM Insured) [6]	6.50	12/1/37	560,246
600,000	Tracy Joint Unified School District G.O. Capital Appreciation [6]	7.30	8/1/41	461,700
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.00	8/1/28	512,805

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,000,000	Upland Unified School District G.O. Capital Appreciation [6]	7.00	8/1/41	1,017,290
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	467,660

				14,386,806

Colorado - 2.7%
250,000	CO Educational & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	264,013
500,000	CO Educational & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	571,015
800,000	CO Educational & Cultural Facs. Auth. Rev. Ref. (Windsor Charter Academy) [4]	5.00	9/1/36	778,648
90,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	91,642
500,000	Copperleaf Metro District No. 2 G.O.	5.75	12/1/45	511,160
500,000	Crystal Crossing Metro District G.O.	5.25	12/1/40	470,800
500,000	East Morgan Co. Hospital District C.O.P. [9]	5.88	12/1/38	502,335
500,000	Lambertson Farms Metro District No. 1 G.O.	5.00	12/15/25	494,410
250,000	Leyden Rock Metropolitan District No. 10 G.O.	5.00	12/1/45	242,938
500,000	Palisade Metropolitan District No. 2 G.O.	5.00	12/1/46	461,815

				4,388,776

Connecticut - 0.9%
210,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	211,134
500,000	CT Hsg. Finance Auth. Rev.	3.75	11/15/35	503,025
550,000	CT Hsg. Finance Auth. Rev.	3.88	11/15/35	561,968
250,000	CT Hsg. Finance Auth. Rev.	3.75	11/15/40	251,080

				1,527,207

District of Columbia - 0.2%
250,000	Washington Convention & Sports Auth. Rev. (AMBAC G.O. of Authority Insured)	5.00	10/1/19	250,822

Florida - 10.1%
385,000	Alachua Co. Health Facs. Auth. Rev. (Oak Hammock University)	8.00	10/1/32	455,832
250,000	Babcock Ranch Community Independent District Special Assessment	5.00	11/1/31	250,855
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	511,895
200,000	Blackburn Creek Community Dev. District Special Assessment (Grand Palm Proj.)	6.25	5/1/35	195,086
150,000	Blackburn Creek Community Dev. District Special Assessment (Grand Palm Proj.)	6.25	5/1/45	145,893
550,000	Capital Trust Agency Rev. (Tallahassee Tapestry) [4]	6.75	12/1/35	542,988
250,000	Capital Trust Agency Rev. (Tuscan Gardens Senior Living Center)	7.00	4/1/35	252,893
250,000	Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.) [4]	7.25	5/15/26	279,860
415,000	Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	470,672
525,000	Durbin Crossing Community Dev. District Special Assessment (AGM Insured)	5.00	5/1/32	588,089
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. 2, [5,15]	5.75	N/A	59,956
170,000	FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	183,245
205,000	FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	5.00	7/1/39	215,676
400,000	Florida Dev. Finance Corp. Rev. (Renaissance Charter School)	6.00	6/15/34	403,680
535,000	Gramercy Farms Community Dev. District Special Assessment [6]	3.24	5/1/39	99,226
350,000	Heritage Harbour North Community Dev. District Special Assessment	5.00	5/1/34	353,574
350,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	4.25	5/1/25	351,656
250,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	6.70	5/1/33	276,565
400,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Center)	7.40	5/1/30	462,488
300,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood National)	5.25	5/1/37	300,918
500,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Ranch)	5.00	5/1/36	501,425
250,000	Lexington Oaks Community Dev. District Special Assessment Rev.	5.65	5/1/33	261,192
400,000	Live Oak No. 2 Community Dev. District Special Assessment Rev.	4.00	5/1/35	383,552
235,000	Long Lake Ranch Community Dev. District Special Assessment	5.63	5/1/24	235,136
500,000	Long Lake Ranch Community Dev. District Special Assessment	4.63	5/1/36	483,670

See accompanying notes to financial statements.
MARCH 31, 2017	21

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

60,000	Long Lake Ranch Community Dev. District Special Assessment	5.75	5/1/44	59,002
250,000	Magnolia Creek Community Dev. District Rev. 2, [5,15]	5.60	N/A	52,408
250,000	Marshall Creek Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	5/1/32	250,072
500,000	Miami-Dade Co. Transit Sales Tax Rev.	5.00	7/1/34	567,495
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5,15]	5.00	N/A	2
500,000	Northern Palm Beach Co. Improvement District Special Assessment	5.00	8/1/29	513,865
550,000	Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	5.00	8/1/34	580,690
500,000	Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	5.00	8/1/35	525,340
250,000	Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	5.00	8/1/41	265,695
930,000	Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.55	9/1/30	952,599
690,000	Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.95	3/1/40	685,860
500,000	Osceola Co. Industrial Dev. Auth. (Wells Charter School Proj.)	4.00	8/1/31	512,885
500,000	Port St. Lucie Research Foundation Rev. (Vaccine Gene Therapy Inst.) [9]	5.00	5/1/33	502,670
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	507,355
250,000	Seven Oaks Community Dev. District Special Assessment Rev	5.50	5/1/33	258,140
115,000	Silverleaf Community Dev. District Special Assessment	6.75	5/1/44	118,848
105,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.38	5/1/17	1
30,000	Tolomato Community Dev. District Special Assessment	6.38	5/1/17	29,970
40,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/39	37,040
185,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	113,229
120,000	Tolomato Community Dev. District Special Assessment 2, [5]	6.61	5/1/40	1
110,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	56,727
85,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	50,527
45,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	19,769
500,000	Village Community Dev. District No. 12	3.63	5/1/31	469,150
9,000	Waters Edge Community Dev. District Cap. Improvement Rev.	5.35	5/1/39	8,346
345,000	Waters Edge Community Dev. District Cap. Improvement Rev. [6]	6.60	5/1/39	321,247
250,000	Wiregrass Community Dev. District Special Assessment	5.38	5/1/35	250,882
450,000	Zephyr Ridge Community Dev. District Special Assessment 2, [5,15]	5.25	N/A	224,896

				16,200,733

Georgia - 3.6%
200,000	Barnesville-Lamar County Ind. Dev. Auth. Rev. (Gordon College Property)	5.00	8/1/30	200,532
1,280,000	GA Housing & Finance Authority Rev.	3.80	12/1/37	1,280,602
1,000,000	GA Housing & Finance Authority Rev.	4.00	12/1/37	1,013,570
500,000	GA Housing & Finance Authority Rev.	4.00	12/1/39	504,185
650,000	GA Housing & Finance Authority Rev.	3.80	12/1/40	654,063
485,000	GA Housing & Finance Authority Rev.	3.80	12/1/40	474,592
605,000	GA Housing & Finance Authority Rev.	3.85	12/1/41	608,654
500,000	GA Tax Allocation (Beltline Proj.)	5.00	1/1/30	537,560
500,000	Gainesville Hospital Auth. Rev. (Northeast Georgia Health System, Inc. Proj.)	5.00	2/15/37	563,910

				5,837,668

Guam - 0.3%
400,000	Guam Government Limited Obligation Rev.	5.00	12/1/21	445,764

Idaho - 1.0%
250,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	7.00	10/1/24	267,410
250,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	7.38	10/1/29	261,318
500,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	8.00	10/1/44	532,690
500,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.75	12/1/32	545,795

				1,607,213

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Illinois - 6.4%
500,000	Bellwood G.O.	5.88	12/1/27	564,590
500,000	Burbank Educational Facs. Rev. (Intercultural Montessori Language School) [4]	6.00	9/1/35	505,560
500,000	Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	6.25	12/1/33	606,250
500,000	Chicago Midway Airport Rev. (Second Lien)	5.25	1/1/35	549,835
250,000	Chicago Transit Auth. Sales Tax Rev.	5.25	12/1/30	270,718
95,000	IL C.O.P. (NATL-RE Insured)	5.80	7/1/17	95,233
250,000	IL Fin. Auth. Rev.	4.50	11/1/36	256,290
500,000	IL Fin. Auth. Rev. (Christian Homes, Inc.)	5.00	5/15/36	506,550
500,000	IL Fin. Auth. Rev. (Lifespace Communities)	5.00	5/15/35	522,360
400,000	IL Fin. Auth. Rev. (Rogers Park Montessori School Proj.)	5.00	2/1/24	411,628
250,000	IL Fin. Auth. Rev. (Tabor Hills Living Proj.)	5.25	11/15/36	250,482
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	499,060
250,000	IL G.O.	5.50	7/1/33	259,198
500,000	IL G.O. (AGM Insured)	4.00	2/1/30	503,145
380,000	IL Housing Dev. Auth. (AMBAC G.O. of Authority Insured)	4.50	7/1/47	380,027
350,000	IL Housing Dev. Auth. Rev. (Evergreen Towers)	4.95	7/1/34	379,680
1,000,000	IL Sports Facilities Auth. Rev. (State Tax Supported) (AGM Insured)	5.25	6/15/31	1,088,620
250,000	La Salle & Bureau Counties Township High School Dist. No. 120 LaSalle-Peru G.O. (BAM Insured)	5.00	12/1/31	282,728
250,000	Lake Co. Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	281,130
1,000,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) 2, [5]	5.25	1/1/36	291,780
335,000	Macon & Moultrie Counties Community Unit School District No. 3 Mt Zion G.O.	5.50	12/1/41	372,202
250,000	Macon County School District No. 61 Decatur G.O. (AGM Insured)	5.25	1/1/37	269,430
1,921,000	Malta Tax Allocation Rev. 2, [5]	5.75	12/30/25	729,884
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) 2, [5]	5.75	3/1/22	146,986
465,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	232,481

				10,255,847

Indiana - 2.4%
700,000	Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.)	6.00	11/15/22	748,097
300,000	Damon Run Conservancy Dist. G.O. (State Intercept Insured)	6.10	7/1/25	321,939
775,000	IN Finance Auth. Rev. (BHI Senior Living)	5.88	11/15/41	851,206
425,000	IN Finance Auth. Rev. (BHI Senior Living)	6.00	11/15/41	470,097
350,000	IN Finance Auth. Rev. (Greencroft Obligated Group)	6.50	11/15/33	384,223
500,000	IN Housing & Community Dev. Auth. Rev. (Hammond Assisted Living Proj.)	5.75	1/1/36	474,145
300,000	Merrillville Industry Economic Dev. Rev. (Belvedere Housing Proj.)	5.75	4/1/36	281,712
350,000	Richmond Hospital Auth. Rev. (Reid Hospital & Health Care)	5.00	1/1/35	374,549

				3,905,968

Iowa - 0.6%
650,000	IA Fin. Auth. Rev. (Lifespace Communities, Inc.)	5.00	5/15/36	688,032
250,000	IA Student Loan Liquidity Corp. Rev.	5.80	12/1/31	262,035

				950,067

Kansas - 0.7%
300,000	Wichita Health Care Facs. Rev. (Kansas Masonic Home)	5.25	12/1/36	302,241
250,000	Wichita Health Care Facs. Rev. (Larksfield Place)	7.13	12/15/36	271,260
500,000	Wichita Health Care Facs. Rev. (Presbyterian Manors, Inc.)	6.25	5/15/34	506,975

				1,080,476

Kentucky - 0.3%
425,000	Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	6.50	3/1/41	477,228

See accompanying notes to financial statements.
MARCH 31, 2017	23

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Louisiana - 2.0%
45,672	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	5.00	11/1/40	46,176
95,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	6.00	12/1/28	96,075
275,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	5.70	12/1/38	282,769
200,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Sec. Prog.) (GNMA/FHLMC Collateralized)	4.60	6/1/29	211,722
500,000	LA Local Government Environmental Facilities & Community Development Auth.	5.25	11/15/25	507,240
500,000	LA Local Government Environmental Facilities & Community Development Auth.	6.00	11/15/30	516,255
300,000	LA Public Facs. Auth. Rev.	5.00	7/1/35	330,183
250,000	LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	6.50	5/1/31	275,598
640,000	LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	1.40	2/15/36	571,309
17,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev. (GNMA/FHLMC Collateralized)	5.35	1/1/41	17,258
300,000	St. Tammany Parish Fin. Auth. Rev. (Christwood Proj.)	5.25	11/15/37	305,067

				3,159,652

Maine - 1.3%
600,000	ME Hsg. Auth. Rev.	4.00	11/15/35	608,256
500,000	ME Hsg. Auth. Rev.	4.00	11/15/37	506,475
250,000	ME Hsg. Auth. Rev.	4.50	11/15/37	258,390
250,000	ME Hsg. Auth. Rev.	3.55	11/15/40	238,425
500,000	ME Hsg. Auth. Rev.	3.85	11/15/40	498,445

				2,109,991

Maryland - 0.6%
200,000	MD Community Dev. Administration Rev.	5.13	9/1/30	212,106
350,000	MD Community Dev. Administration Rev.	3.75	3/1/39	350,626
405,000	Montgomery Co. Housing Opportunities Commission Rev.	4.00	7/1/38	406,012

				968,744

Massachusetts - 1.7%
180,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	188,118
250,000	MA Housing Finance Agy. Rev.	4.75	6/1/35	259,352
500,000	MA Housing Finance Agy. Rev.	3.75	12/1/40	492,260
500,000	MA Housing Finance Agy. Rev. (FHA Insured)	5.30	12/1/38	535,750
1,250,000	MA Housing Finance Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.90	12/1/38	1,262,625

				2,738,105

Michigan - 2.3%
250,000	MI Finance Auth. Rev. (Presbyterian Village)	5.25	11/15/35	246,190
250,000	MI Hsg. Dev. Auth. (G.O. of Authority Insured)	4.63	10/1/41	256,448
500,000	MI Hsg. Dev. Auth. Rev.	3.35	12/1/34	486,945
500,000	MI Hsg. Dev. Auth. Rev.	4.10	10/1/35	506,775
500,000	MI Hsg. Dev. Auth. Rev.	3.70	12/1/36	499,285
705,000	MI Hsg. Dev. Auth. Rev.	3.95	12/1/40	698,542
500,000	MI Hsg. Dev. Auth. Rev.	3.70	12/1/45	478,810
250,000	Taylor Brownfield Redevelopment Authority (NATL Insured)	5.00	5/1/32	269,435
210,000	Universal Academy Michigan Public School Rev.	6.50	12/1/23	215,563

				3,657,993

Minnesota - 0.6%
150,000	MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	4.40	7/1/32	159,108
260,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	269,768
500,000	MN Rev. (Senior Living LLC Proj.)	5.00	1/1/47	503,530

				932,406

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Mississippi - 0.0%
45,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	46,962

Missouri - 0.6%
400,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	416,216
500,000	Kansas City Industrial Dev. Auth. Rev. (United Methodist Retirement Home, Inc.) [4]	5.75	11/15/36	481,535
50,000	Kirkwood Industrial Dev. Auth. Rev. (Aberdeen Heights)	8.00	5/15/21	56,140

				953,891

Montana - 0.9%
250,000	Forsyth Pollution Control Rev.	5.00	5/1/33	274,275
235,000	MT Board of Housing Single Family Rev.	4.00	12/1/38	245,314
325,000	MT Board of Housing Single Family Rev. (FHA Insured)	3.75	12/1/38	328,299
135,000	MT Board of Housing Single Family Rev. (G.O. of BRD Insured)	4.70	12/1/26	142,468
382,142	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	383,747

				1,374,103

Nebraska - 0.3%
400,000	Douglas Co. Hospital Auth. No. 3 (Methodist Hospital)	5.00	11/1/30	446,444
410,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5,15]	5.13	N/A	9,606

				456,050

Nevada - 0.5%
660,000	Nevada Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	3.85	10/1/39	658,027
85,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	87,026

				745,053

New Hampshire - 0.3%
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	6.00	1/1/34	444,492

New Jersey - 1.2%
30,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	31,761
350,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	357,738
550,000	NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	3.60	1/1/30	558,547
400,000	NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	4.50	10/1/30	420,348
500,000	NJ Transportation Trust Fund Auth. Rev. (Federal Highway Reimbursement Notes)	5.00	6/15/24	515,280

				1,883,674

New Mexico - 1.4%
470,000	NM Mtg. Fin. Auth. Rev.	3.80	9/1/46	457,150
410,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (FHA Insured)	3.90	9/1/42	411,009
220,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	226,666
210,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	217,004
465,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	484,251
385,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.13	9/1/42	390,209

				2,186,289

New York - 4.9%
1,250,000	Glen Cove Local Economic Assistance Corp. Rev. (Garvies Point Public Improvement) [6]	6.00	1/1/45	259,250
350,000	Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	4.00	7/1/33	361,522
250,000	New York City Housing Development Corp. Multifamily Mtg. Rev.	4.60	11/1/36	263,192
300,000	New York City Housing Development Corp. Multifamily Mtg. Rev.	4.05	11/1/41	305,661
500,000	New York City Housing Development Corp. Rev.	3.80	11/1/37	503,210
750,000	New York City Municipal Water Finance Authority	5.00	6/15/38	844,725
500,000	NY Mortgage Agency Rev.	3.70	10/1/38	501,485
500,000	NY Mortgage Agency Rev.	3.75	10/1/38	493,455

See accompanying notes to financial statements.
MARCH 31, 2017	25

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	NY Mortgage Agency Rev.	3.80	10/1/40	495,395
540,000	NY Mortgage Agency Rev.	4.13	10/1/40	548,316
200,000	NY Mortgage Agency Rev.	3.75	10/1/42	195,814
5,000	NY Mortgage Agency Rev.	4.75	10/1/42	5,018
500,000	NY State Dormitory Auth. Rev. Ref. (Miriam Osborne Memorial Home)	5.00	7/1/42	515,300
300,000	NY State Dormitory Auth. Rev. Ref. (N. Shore-Long Island Jewish Obligation)	5.00	5/1/33	335,919
590,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	3.75	11/1/37	591,882
400,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.88	11/1/42	416,552
500,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (FNMA/FHLMC Collateralized)	3.65	11/1/34	502,720
500,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (GNMA/FNMA/FHLMC Collateralized)	3.95	11/1/37	501,885
250,000	NY State Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	4.10	11/1/41	255,515

				7,896,816

North Carolina - 0.3%
500,000	NC Housing Finance Agency Rev.	3.60	7/1/41	505,225

North Dakota - 0.2%
300,000	ND Maple-Steel Joint Water Resource District	4.00	5/1/30	299,997

Ohio - 1.6%
636,800	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	651,841
400,000	Dayton-Montgomery County Port Auth. Rev. (Storypoint Troy Proj.)	7.00	1/15/40	403,424
500,000	Lucas Metro Hsg. Auth.	5.00	11/1/36	525,615
500,000	OH Housing Finance Agency Rev. (GNMA/FNMA Collateralized)	4.05	3/1/37	508,615
490,000	OH Housing Finance Agency Rev. (GNMA/FNMA/FHLMC Collateralized)	3.35	9/1/39	461,159

				2,550,654

Oklahoma - 0.7%
525,000	Fort Sill Apache Tribe Economic Dev. Auth. [4]	8.50	8/25/26	599,891
1,343,239	OK Co. Home Fin. Auth. Rev. (GNMA Collateralized) [6]	3.82	9/1/34	482,344

				1,082,235

Oregon - 1.6%
350,000	Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	3.50	9/1/33	346,112
250,000	Forest Grove Rev. (Campus Improvement-Pacific Unv. Proj.)	5.25	5/1/34	267,320
430,000	OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	4.00	7/1/38	430,636
1,000,000	OR State Ref G.O. (Veterans Welfare Service)	3.90	12/1/39	1,008,500
250,000	Polk Co. Hospital Fac. Auth. Rev. (Dallas Retirement Village Proj.)	5.13	7/1/35	246,050
350,000	Port of Morrow G.O.	4.00	6/1/32	351,810

				2,650,428

Pennsylvania - 3.4%
170,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	179,954
465,000	Butler Co. General Authority Rev. (School District Proj.) (AGM G.O. of District) [1]	1.47	10/1/34	372,981
250,000	Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	5.50	12/1/31	284,843
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	256,828
225,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.72	8/15/42	186,192
250,000	Moon Industrial Dev. Auth. Rev. (Baptist Homes Society Obligation)	5.63	7/1/30	256,315
500,000	PA Hsg. Finance Agy. Rev.	3.90	10/1/36	502,265
500,000	PA Hsg. Finance Agy. Rev.	4.05	10/1/40	505,110
500,000	PA Hsg. Finance Agy. Rev.	4.05	10/1/40	502,250
300,000	PA Hsg. Finance Agy. Rev.	4.00	10/1/46	321,282
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	546,520

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,250,000	PA Turnpike Commission Rev. Capital Appreciation [6]	4.36	12/1/38	1,288,762
250,000	Philadelphia Industrial Dev. Auth. Rev. (Charter School Proj.)	5.63	8/1/36	251,150

				5,454,452

Rhode Island - 0.2%
250,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.90	10/1/37	250,615

South Carolina - 0.7%
300,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	310,314
70,190	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) [6]	2.00	11/15/47	8,793
250,000	SC Public Service Auth. Rev. (Santee Cooper)	5.00	12/1/38	261,622
500,000	SC Public Service Auth. Rev. (Santee Cooper)	5.75	12/1/43	552,885

				1,133,614

South Dakota - 0.3%
500,000	SD Health & Educational Facs. Auth. Rev. (Westhills Village Retirement Community)	5.00	9/1/40	545,455

Tennessee - 1.4%
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.35	1/1/19	4,699
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.55	1/1/29	20,002
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	6.00	1/1/29	16
350,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (Trezevant Manor Proj.)	5.00	9/1/37	361,130
675,000	TN Hsg. Dev. Agency. Rev.	3.88	7/1/35	679,468
415,000	TN Hsg. Dev. Agency. Rev.	3.95	7/1/35	420,686
750,000	TN Hsg. Dev. Agency. Rev.	4.00	7/1/39	756,322

				2,242,323

Texas - 5.3%
915,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	992,025
200,000	Arlington Higher Education Finance Corp., Education Rev. (Leadership Prep School)	5.00	6/15/36	197,314
1,000,000	Bexar Co. Rev. (Venue Proj.)	5.00	8/15/39	1,083,540
500,000	Dallas/Fort Worth International Airport Rev. (JT Improvement)	5.25	11/1/37	568,660
1,745,617	Galveston Co. Municipal Utility Dist. No. 52 G.O.	5.87	2/21/18	1,309,213
600,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.)	6.75	8/15/21	639,834
400,000	New Hope Cultural Education Facs. Corp. Rev. (Cardinal Bay, Inc.)	5.00	7/1/46	431,292
250,000	New Hope Cultural Education Facs. Corp. Rev. (Jubilee Academic Center) [4]	5.00	8/15/36	243,928
250,000	New Hope Cultural Education Facs. Corp. Rev. (NCCD-College Station Properties, LLC)	5.00	7/1/35	264,702
250,000	New Hope Cultural Education Facs. Corp. Rev. (Wesleyan Homes Inc. Proj.)	5.50	1/1/35	255,192
207,000	North Central Texas Health Facility Development Corp. (CC Young Memorial Home)	5.38	2/15/25	202,547
250,000	Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	7.50	11/15/34	280,785
500,000	Sugar Land Dev. Corp. Rev. (BAM Insured)	5.00	2/15/33	549,220
300,000	Tarrant County Cultural Education Facs. Finance Corp. Rev. (Air Force Villages Proj.)	5.00	5/15/37	298,101
300,000	Travis County Health Facs. Dev. Corp. Rev. (Longhorn Village Proj.)	7.13	1/1/46	325,629
425,000	Travis County Health Facs. Dev. Corp. Rev. (Longhorn Village Proj.) [1]	5.25	1/1/47	424,167
500,000	TX Grand Parkway Transportation Corp. Rev. [6]	5.50	10/1/35	433,765

				8,499,914

Utah - 0.6%
250,000	UT Charter School Finance Auth. Rev. (Spectrum Academy Proj.) [4]	6.00	4/15/45	258,312
85,000	UT Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	89,249
160,000	UT Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	164,363
500,000	UT Hsg. Corp. Single Family Mtg. Rev. (FHA Insured)	4.00	1/1/36	505,130

				1,017,054

See accompanying notes to financial statements.
MARCH 31, 2017	27

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)/ Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Virginia - 2.3%
500,000	Farms New Kent Community Dev. Auth. Special Assessment 2, [5]	5.13	3/1/36	124,935
250,000	VA Hsg. Dev. Auth. Rev.	3.55	5/1/41	243,660
525,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	3.88	1/1/38	527,068
550,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.80	7/1/38	580,701
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.75	10/1/38	525,405
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.75	10/1/38	525,405
400,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.13	7/1/33	411,012
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	527,925
250,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.) (G.O. of Auth. Insured)	4.60	12/1/38	258,158

				3,724,269

Washington - 1.9%
500,000	Pike Place Market Preservation Dev. Auth. Rev.	5.00	12/1/40	544,700
500,000	Vancouver Hsg. Auth. Rev.	3.75	8/1/34	494,075
125,000	WA Hsg. Fin. Commission	3.70	12/1/33	125,105
250,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	5.00	7/1/31	256,310
750,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Bayview Manor Homes) [4]	5.00	7/1/36	752,145
300,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Wesley Homes Lea Hill Proj.) [4]	5.00	7/1/36	299,610
400,000	WA Hsg. Fin. Commission Rev. (Heron’s Key Senior Living) [4]	6.50	7/1/30	400,328
110,000	WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA Collateralized)	4.60	10/1/33	113,785

				2,986,058

West Virginia - 1.1%
145,000	WV Hsg. Dev. Fund Rev.	4.50	11/1/31	150,207
250,000	WV Hsg. Dev. Fund Rev.	3.75	11/1/32	253,792
550,000	WV Hsg. Dev. Fund Rev.	3.80	11/1/35	552,502
500,000	WV Hsg. Dev. Fund Rev.	4.00	11/1/37	510,265
370,000	WV Hsg. Dev. Fund Rev.	4.10	11/1/45	375,535

				1,842,301

Wisconsin - 3.4%
1,000,000	WI Health & Education Facs. Auth. Rev. (Three Pillars Senior Living)	5.00	8/15/43	1,048,830
500,000	WI Health & Educational Facs. Auth. Rev. (Aspirus, Inc. Obligation Group)	5.00	8/15/32	548,315
400,000	WI Health & Educational Facs. Auth. Rev. (Dickson Hollow Proj.)	5.00	10/1/29	401,864
500,000	WI Health & Educational Facs. Auth. Rev. (Froedtert Health, Inc. Obligated Group)	5.00	4/1/35	562,985
250,000	WI Housing & Economic Dev. Auth. Rev.	3.88	11/1/35	250,338
500,000	WI Public Finance Auth. Rev. (Charter Educational Foundation Proj.) [4]	5.00	6/15/36	466,605
500,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	8.25	6/1/46	593,440
500,000	WI Public Finance Auth. Rev. (Rose Villa Proj.)	5.00	11/15/24	519,675
250,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.00	4/1/25	255,288
500,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.50	4/1/32	506,310
225,000	WI State Rev.	6.00	5/1/27	247,203
25,000	WI State Rev.	6.00	5/1/27	27,507

				5,428,360

Wyoming - 0.6%
650,000	WY Community Dev. Auth. Rev.	3.75	12/1/32	656,929
60,000	WY Community Dev. Auth. Rev.	4.25	12/1/37	60,874
325,000	WY Community Dev. Auth. Rev.	4.05	12/1/38	327,938

				1,045,741

Total Municipal Bonds (cost: $152,281,931)				140,120,618

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)

Investment Companies - 4.7%
59,383	BlackRock Long-Term Municipal Advantage Trust (BTA)	680,529
54,000	BlackRock MuniHoldings Florida Insured Fund (MFL)	775,980
10,000	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)	132,500
21,438	BlackRock MuniHoldings Quality Fund, Inc. (MUS)	282,767
71,171	BlackRock MuniYield Insured Fund (MYI)	991,412
21,538	BlackRock MuniYield Michigan Insured Fund (MIY)	292,917
31,556	Deutsche Municipal Income Trust (KTF)	418,117
18,400	Invesco Municipal Opportunity Trust (VMO)	238,832
15,000	Invesco Municipal Trust (VKQ)	187,950
25,000	Invesco Quality Municipal Income Trust (IQI)	310,750
40,200	Invesco Van Kampen Advantage Muni Income Trust (VKI)	450,240
15,000	Invesco Van Kampen Trust For Investment Grade Municipals (VGM)	194,850
36,123	Managed Duration Investment Grade Municipal Fund (MZF)	476,824
117,572	Nuveen AMT-Free Quality Municipal Income Fund (NEA)	1,570,762
21,173	Nuveen Quality Municipal Income Fund (NAD)	289,858
15,000	Putnam Municipal Opportunities Trust (PMO)	180,150

Total Investment Companies (cost: $7,353,703)		7,474,438

Total Investments in Securities - 92.0% (cost: $159,635,634)		147,595,056
Other Assets and Liabilities, net - 8.0%		12,850,209

Total Net Assets - 100.0%		$160,445,265

[1]	Variable rate security. Rate disclosed is as of March 31, 2017.

[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2017 was $1,689,562 and represented 1.1% of net assets.

[4]	144A Restricted Security. The total value of such securities as of March 31, 2017 was $6,884,887 and represented 4.3% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2017 was $1,689,562 and represented 1.1% of net assets.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[9]	Municipal Lease Security. The total value of such securities as of March 31, 2017 was $2,335,517 and represented 1.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[15]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
MARCH 31, 2017	29

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Tax-Free Income Fund (Continued)

A summary of the levels for the Fund’s investments as of March 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Municipal Bonds	—	140,120,618	—	140,120,618
Investment Companies	7,474,438	—	—	7,474,438

Total:	7,474,438	140,120,618	—	147,595,056

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS ANNUAL REPORT

[This page intentionally left blank.]

MARCH 31, 2017	31

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a total return of -0.19% during the fiscal year ended March 31, 2017, versus a total return of +0.35% for the Bloomberg Barclays 5-Year Municipal Bond Index. As of March 31, 2017, the Fund’s 30-day SEC yield was 2.93% and the Fund’s 12-month distribution rate was 3.05%.

Minnesota’s economy remained stable over the last year. The state’s unemployment rate was nearly unchanged, increasing slightly from 3.9% to 4.0%. Similarly, state tax revenues have been stable, increasing almost 1.4% fiscal year-to-date through February. The tax-exempt yield curve ended the fiscal year higher for all maturities. The largest increase in yields was for 7 to 20 year maturities, which increased by approximately 50-60 basis points. Yields on short and long-term tax-exempts increased by approximately 30-40 basis points during the fiscal year. Fund flows into tax-exempt mutual funds were strong throughout most of 2016, with only one month of outflows during the first ten months of the year. However, this trend reversed last November, as there was only one week of inflows in the last two months of 2016. Since the end of 2016, fund flows have been modest with little net change during the first three months of 2017. After a record year of municipal bond issuance in 2016, supply in the first three months of 2017 has been the weakest since 2014, down 12% year-over-year. Supply of Minnesota tax-exempt bonds was uneven during the last twelve-months, but we were able to find sufficient investment opportunities to meet the Fund’s demand.

The Fund’s total return for the last year was slightly negative, modestly trailing its benchmark. Returns for most investment grade tax-exempt market segments were relatively close to zero. Lower credit quality bonds generally outperformed higher quality bonds and shorter duration bonds generally outperformed longer duration bonds. As a result, the Fund’s significant proportion of non-rated bonds and bonds rated BBB and below positively impacted its return. Multi-family housing revenue bonds had a meaningful positive contribution to the Fund’s performance, while hospital/healthcare revenue bonds negatively impacted the Fund’s performance. Although credit spreads were little changed, one exception was healthcare bonds, which generally widened by approximately 15-20 basis points. These spreads widened with investor concerns that a repeal and/or replacement of the

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Bloomberg Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

Affordable Healthcare Act could reduce the insured population, thus reducing revenue for healthcare providers and facilities. The Fund’s average credit quality was relatively stable over the last year.

The Fund’s duration remains longer than its benchmark. However, we will implement a hedging strategy to tactically shorten duration over the next six to twelve months. Our investment strategy continues to emphasize income as the primary driver of returns over the long-run. Thus, the Fund continues to possess a substantial income advantage over its benchmark. We believe the Fund is well positioned for the current environment.

Michael C. Brilley     Paul J. Jungquist, CFA

Senior Portfolio Managers

Information of this page is unaudited.
32	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2017

	Sit Minnesota Tax-Free Income Fund	Bloomberg Barclays 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]
One Year	-0.19%	0.35%	-0.01%
Five Years	3.24	2.06	3.03
Ten Years	4.09	3.84	3.94
Since Inception (12/1/93)	4.71	4.37	4.47

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Bloomberg Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	21.0%
Hospital/Health Care	16.4
Single Family Mortgage	15.1
Education/Student Loan	13.8
Municipal Lease	6.5
Other Revenue Bonds	5.5
Sectors less than 5.0%	17.2
Cash & Other Net Assets	4.5

Based on total net assets as of March 31, 2017. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/17:	$10.29 Per Share
Net Asset Value 3/31/16:	$10.63 Per Share
Total Net Assets:	$529.8 Million
Average Maturity:	16.0 Years
Effective Duration[3]:	5.4 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	0.0
A	0.2
BBB	8.5
BB	20.2
<BB	0.3
Total	29.2%

Information of this page is unaudited.
MARCH 31, 2017	33

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 94.1%
Education/Student Loan - 13.8%
295,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/27	309,694
275,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/32	284,977
2,435,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/43	2,494,925
750,000	Baytown Township Rev. (St. Croix Prep)	4.00	8/1/36	642,675
1,250,000	Baytown Township Rev. (St. Croix Prep)	4.00	8/1/41	1,038,150
1,000,000	Baytown Township Rev. (St. Croix Prep)	4.25	8/1/46	851,120
605,000	Brooklyn Park Charter School Lease Rev. (Athlos Leadership Academy Proj.)	5.25	7/1/30	602,096
575,000	Cologne Charter School Lease Rev. (Cologne Academy Proj.)	5.00	7/1/29	595,458
500,000	Cologne Charter School Lease Rev. (Cologne Academy Proj.)	5.00	7/1/34	508,475
585,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	5.25	7/1/37	600,707
600,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	5.25	7/1/40	612,840
1,765,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Edison Academy)	5.00	11/1/21	1,818,568
580,000	Forest Lake Charter School Lease Rev. (Lake International Language Academy)	4.50	8/1/26	600,857
500,000	Forest Lake Charter School Lease Rev. (Lake International Language Academy)	5.50	8/1/36	530,905
375,000	Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	4.00	7/1/28	360,169
625,000	Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	5.00	7/1/31	624,950
1,000,000	Ham Lake Charter School Lease Rev. (Davinci Academy Proj.)	5.00	7/1/36	971,040
2,720,000	Ham Lake Charter School Lease Rev. (Parnassus Prep. Sch. Proj.)	5.00	11/1/36	2,713,146
460,000	Hugo Charter School Lease Rev. (Noble Academy Proj.)	4.00	7/1/21	467,535
750,000	Hugo Charter School Lease Rev. (Noble Academy Proj.)	5.00	7/1/29	770,122
1,000,000	Hugo Charter School Lease Rev. (Noble Academy Proj.)	5.00	7/1/34	1,006,570
500,000	Independence Charter School Lease Rev. (Beacon Academy Proj.)	4.25	7/1/26	483,245
750,000	Independence Charter School Lease Rev. (Beacon Academy Proj.)	4.75	7/1/31	723,585
1,200,000	Independence Charter School Lease Rev. (Beacon Academy Proj.)	5.00	7/1/36	1,145,640
1,590,000	Minneapolis Charter School Lease Rev. (Hiawatha Academy Proj.)	4.00	7/1/26	1,523,315
1,000,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.)	6.25	3/1/21	965,690
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	601,002
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	160,254
1,100,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	1,100,319
1,000,000	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.00	3/1/43	1,002,210
1,150,000	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	5.00	3/1/37	1,254,420
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	838,695
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	1,109,850
1,000,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.00	5/1/32	979,400
500,000	MN Higher Education Fac. Auth. Rev. (St. Olaf College)	4.00	10/1/32	527,090
500,000	MN Higher Education Fac. Auth. Rev. (St. Olaf College)	4.00	10/1/34	520,470
500,000	MN Higher Education Fac. Auth. Rev. (St. Olaf College)	4.00	10/1/35	518,420
350,000	MN Higher Education Fac. Auth. Rev. (St. Olaf College)	5.00	12/1/30	401,954
1,500,000	MN Higher Education Fac. Auth. Rev. (St. Olaf College)	5.00	12/1/31	1,713,870
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,418,228
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	1,939,536
750,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	4.00	4/1/31	794,190
3,150,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	4.00	4/1/39	3,216,938
750,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	5.00	4/1/35	836,828
1,250,000	Moorhead Educational Fac. Rev. (Concordia College Corp. Proj.)	5.00	12/1/40	1,339,775
603,302	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	612,032
385,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.00	12/1/26	404,735
1,850,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.50	12/1/33	1,955,654
3,500,000	Rice Co. Educational Fac. Rev. (Shattuck-St. Mary’s School)	5.00	8/1/22	3,680,145
500,000	Savage Charter School Lease Rev. (Aspen Academy)	4.00	10/1/26	478,605
1,000,000	Savage Charter School Lease Rev. (Aspen Academy)	4.75	10/1/31	974,430

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

350,000	St. Cloud Charter School Lease Rev. (Stride Academy Proj.)	3.00	4/1/21	327,680
1,850,000	St. Cloud Charter School Lease Rev. (Stride Academy Proj.)	5.00	4/1/36	1,624,800
1,000,000	St. Paul Hsg. & Redev, Auth. Rev. (Hmong College Preparatory Academy Proj.)	5.25	9/1/31	1,003,640
600,000	St. Paul Hsg. & Redev, Auth. Rev. (Nova Classical Academy Proj.)	4.00	9/1/36	559,938
1,000,000	St. Paul Hsg. & Redev, Auth. Rev. (Nova Classical Academy Proj.)	4.13	9/1/47	899,200
700,000	St. Paul Hsg. & Redev. Auth.	5.00	12/1/30	742,469
1,000,000	St. Paul Hsg. & Redev. Auth.	5.00	12/1/37	1,033,370
705,000	St. Paul Hsg. & Redev. Auth.	5.00	12/1/46	724,585
535,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	4.00	7/1/23	538,804
855,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/33	869,150
500,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/44	503,160
1,300,000	St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	4.25	12/1/23	1,342,913
1,500,000	St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	5.00	12/1/33	1,546,140
720,000	St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	4.50	12/1/29	748,843
1,150,000	St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	4.63	3/1/43	1,137,108
1,610,000	St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	4.00	7/1/25	1,621,190
955,000	St. Paul Hsg. & Redev. Auth. (Twin Cities Academy Proj.)	5.00	7/1/35	956,203
295,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	4.75	9/1/22	302,664
500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	5.00	9/1/27	504,935
620,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	5.70	9/1/21	669,817
1,000,000	University of Minnesota Rev.	5.00	4/1/41	1,150,770
1,610,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.00	9/1/23	1,567,271
510,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.60	9/1/29	481,348
355,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/27	373,556
225,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/32	233,291

				73,088,349

Escrowed To Maturity/Prerefunded - 2.0%
1,280,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	5.13	7/1/33	1,494,656
2,000,000	Hennepin Co. Sales Tax Rev.	4.75	12/15/37	2,056,260
1,000,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	6.00	10/1/33	1,025,380
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,192,660
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	243,482
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	278,990
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	177,684
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	152,301
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	152,364
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,054,750

				10,828,527

General Obligation - 4.2%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,100,130
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,539,270
5,000,000	Cloquet Independent School District No. 94	4.00	2/1/36	5,128,400
600,000	Columbia Heights G.O. (Public Safety Center)	4.50	2/1/35	611,916
400,000	Fridley Independent School District No. 14	4.00	2/1/30	429,216
1,300,000	Glencoe-Silver Lake Independent School District No. 2859	4.00	2/1/40	1,345,955
500,000	Perham Independent School District No. 549	4.00	2/1/29	535,295
1,000,000	Puerto Rico Public Improvement G.O. 2, [5,11]	6.00	7/1/28	590,000
1,050,000	Robbinsdale Independent School District No. 281	4.00	2/1/31	1,123,542
5,000,000	South Washington Co. Independent School District No. 833	4.00	2/1/31	5,321,350
400,000	St. Cloud Independent School District No. 742	4.00	2/1/30	433,248
1,000,000	St. Cloud Independent School District No. 742	4.00	2/1/37	1,047,750

See accompanying notes to financial statements.
MARCH 31, 2017	35

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

600,000	St. Francis Independent School District No. 15	3.00	2/1/31	583,380
500,000	St. Michael-Albertville Independent School District No. 885	4.00	2/1/30	540,815
1,005,000	United Hospital District Health Care Facs. G.O (Lake Wood Health System)	5.00	12/1/30	1,132,223
735,000	Watkins G.O.	4.00	1/1/38	749,553

				22,212,043

Hospital/Health Care - 16.4%
1,135,000	Anoka Health Care and Hsg. Facs. Rev.	5.38	11/1/34	1,159,028
1,500,000	Anoka Health Care and Hsg. Facs. Rev. (Walker Methodist Plaza)	5.25	7/1/35	1,451,145
3,840,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	3,851,827
3,000,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	4.50	11/1/34	3,141,180
500,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	4.75	11/1/31	516,670
250,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	5.00	11/1/29	276,913
500,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	5.00	11/1/44	532,075
670,000	Chippewa Co. Rev. (Monte Video Hospital Proj.)	4.00	3/1/29	667,782
2,000,000	Chippewa Co. Rev. (Monte Video Hospital Proj.)	4.00	3/1/32	1,959,200
2,000,000	Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	5.75	8/1/30	1,995,220
1,050,000	Dakota Co. Community Dev. Agy. (Sanctuary at W. St. Paul Proj.)	6.00	8/1/35	1,036,696
1,570,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	4.75	6/15/22	1,626,756
1,600,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	5.75	6/15/32	1,718,640
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	6.00	6/15/39	2,163,700
1,000,000	Fergus Falls Health Care & Hsg. Fac. Rev. (Lake Region Healthcare Proj.)	5.15	8/1/35	1,002,710
2,110,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/31	2,171,675
1,350,000	Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	5.38	8/1/34	1,335,650
500,000	Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	5.75	2/1/44	500,310
1,900,000	Hayward Hsg. & Health Care Fac. Rev. (St. John Lutheran Home of Albert Lea Proj.)	5.00	10/1/34	1,867,396
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,203,360
200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/28	200,518
1,275,000	Maple Grove Health Care System Rev. (Memorial Health Care)	4.00	9/1/35	1,280,406
4,590,000	Minneapolis Health Care System Rev. (Fairview Health Services)	5.00	11/15/34	5,141,993
70,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	70,099
1,705,000	Minneapolis Rev. Ref. (Walker Campus)	4.50	11/15/20	1,781,589
550,000	Moorhead Economic Dev. Auth. Rev.	4.60	9/1/25	552,222
1,500,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	5.50	8/1/28	1,590,240
1,000,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	6.00	8/1/36	1,069,290
750,000	Proctor Assisted Living Facs. Rev. (Golden Oaks Assisted Living)	5.00	12/1/36	704,362
7,250,000	Rochester Health Care Facs. Rev. (Mayo Clinic)	5.00	11/15/33	8,869,215
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,660,980
745,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/28	841,813
1,350,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/34	1,481,234
2,500,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.)	4.00	5/1/37	2,569,025
3,750,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.)	5.00	5/1/46	4,156,650
2,250,000	St. Louis Park Health Care Facs. Rev. (Mount Olivet Careview Home Health Proj.) [1]	2.00	6/1/41	2,035,755
1,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthEast Care System Proj.)	5.00	11/15/26	1,075,970
1,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthEast Care System Proj.)	5.25	11/15/28	1,079,060
1,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthEast Care System Proj.)	5.25	11/15/35	1,061,110
4,800,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.00	7/1/32	5,381,232
2,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.00	7/1/33	2,233,000
525,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.25	11/1/25	516,091
750,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.75	11/1/31	729,202
260,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/33	258,003
2,150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/38	2,103,302
500,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.15	11/1/42	496,185

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

2,096,973	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	2,106,556
1,000,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	4.25	8/1/24	1,017,080
1,450,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	4.75	8/1/29	1,471,648
1,000,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	5.00	8/1/39	1,016,280
525,000	West St. Paul Health Care (Walker Thompson Hill)	6.75	9/1/31	542,566
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.) 2, [5]	6.00	9/1/25	910,000
1,250,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.) 2, [5]	6.50	9/1/34	875,000

				87,055,609

Industrial/Pollution Control - 0.2%
1,000,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) [8]	4.50	10/1/37	827,600

Insured - 0.6%
500,000	Guam Power Auth. Rev. (AGM Insured) [11]	5.00	10/1/30	558,685
885,000	Minneapolis Health Care System Rev. (Fairview Health Services) (AGC Insured)	6.50	11/15/38	952,092
75,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/20	75,200
90,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/22	90,228
600,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	600,882
1,000,000	Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) (NATL Insured) [11]	5.00	10/1/23	1,044,010

				3,321,097

Multifamily Mortgage - 21.0%
785,000	Anoka Co. Hsg. & Redev. Auth. Rev. (Recovery Zone Fac.-Park River Estates Proj.)	6.50	11/1/25	790,471
1,000,000	Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	4.75	11/1/35	980,600
1,000,000	Anoka Hsg. Rev. (Homestead at Anoka, Inc. Proj.)	5.50	11/1/46	1,048,200
500,000	Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	3.90	2/1/31	475,025
500,000	Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	4.15	2/1/36	469,730
750,000	Apple Valley Economic Dev. Auth. Rev. (Augustana Healthcare Center)	4.40	2/1/40	675,398
1,500,000	Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	4.25	1/1/37	1,501,200
3,000,000	Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	5.00	1/1/47	3,021,180
1,000,000	Apple Valley Senior Living Rev. (Senior Living LLC Proj.)	7.00	1/1/37	988,790
3,000,000	Bethel Rev. (Grandview Christian Home Proj.)	5.00	10/1/41	2,948,010
1,500,000	Blaine Senior Hsg. & Health Care Fac. Rev. (Crest View Senior Community Proj.)	5.75	7/1/35	1,510,905
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	253,933
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	304,659
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	380,539
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	390,636
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	1,012,240
1,250,000	Cambridge Hsg. & Health Care Facs. Rev. (Walker Methodist Levande, LLC Proj.)	5.13	3/1/39	1,250,388
740,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	763,184
750,000	Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	6.00	8/1/33	793,140
1,020,000	Cloquet Hsg. Fac. Ref. (HADC Cloquet LLC Proj.)	5.00	8/1/38	1,026,640
1,000,000	Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	5.00	1/1/34	988,750
1,000,000	Columbus Hsg. Rev. (Richfield Senior Hsg., Inc.)	5.25	1/1/40	989,440
2,135,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,135,769
3,585,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	6.00	12/1/46	3,589,194
2,500,000	Crystal Multifamily Hsg. Rev. (Cavanagh Proj.)	5.25	6/1/31	2,514,400
3,500,000	Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev.	4.00	1/1/42	3,559,220
750,000	Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC)	5.00	8/1/36	754,830
500,000	Dakota Co. Community Dev. Agy. Multifamily Hsg. Rev. (Walker Highviews Hills LLC)	5.00	8/1/51	498,325
1,345,000	Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	5.00	4/1/38	1,341,530
250,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.38	10/1/26	250,172
1,185,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,185,758
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,765,968

See accompanying notes to financial statements.
MARCH 31, 2017	37

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

655,000	Minneapolis Hsg. Rev. (Keeler Apartments Proj.)	5.00	10/1/37	651,673
130,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	130,000
1,015,000	Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	5.75	7/15/31	1,084,893
375,000	Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	4.75	11/1/28	377,842
1,500,000	Minneapolis Senior Hsg. & Health Care Rev. (Ecumen Mill City Quarter)	5.00	11/1/35	1,466,205
235,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	235,660
250,000	MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	5.05	8/1/31	266,750
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	5.25	8/1/40	2,659,610
1,760,000	MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	5.45	8/1/41	1,872,024
1,000,000	MN Hsg. Fin. Agy. Rental Hsg. Rev.	5.20	8/1/43	1,072,280
270,000	MN Hsg. Fin. Agy. Rev.	4.00	8/1/29	288,930
255,000	MN Hsg. Fin. Agy. Rev.	4.00	8/1/31	268,663
155,000	MN Hsg. Fin. Agy. Rev.	4.00	8/1/33	163,305
335,000	MN Hsg. Fin. Agy. Rev.	4.00	8/1/34	347,248
335,000	MN Hsg. Fin. Agy. Rev.	4.00	8/1/35	346,025
1,000,000	MN Hsg. Fin. Agy. Rev. (St. Appropriation)	5.00	8/1/33	1,126,530
2,000,000	MN Hsg. Fin. Agy. Rev. (St. Appropriation)	5.00	8/1/34	2,244,680
1,000,000	MN Hsg. Fin. Agy. Rev.(St. Appropriation)	5.00	8/1/35	1,118,860
280,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.65	9/1/26	280,680
210,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.70	9/1/27	210,536
1,000,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.00	9/1/32	991,480
250,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.13	9/1/37	248,112
1,500,000	New Ulm Economic Dev. Auth. Rev. (HADC Ridgeway Proj.)	5.00	8/1/39	1,483,980
1,500,000	North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	4.00	10/1/33	1,392,630
1,500,000	North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	5.00	10/1/35	1,554,525
1,000,000	North Oaks Senior Hsg. Rev. (Waverly Gardens Proj.)	5.00	10/1/47	1,004,130
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	1,054,110
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.25	8/1/33	1,057,360
875,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	5.00	4/1/34	887,652
1,950,000	Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	5.00	12/1/30	1,960,764
1,000,000	Rochester Health Care & Hsg. Rev. (Homestead Rochester, Inc.)	5.00	12/1/49	958,190
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	437,938
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	475,780
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	510,882
2,515,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	7.38	12/1/41	2,696,860
720,000	Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	6.38	12/1/33	781,207
2,500,000	Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	6.50	12/1/35	2,713,125
4,000,000	Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	3.75	6/1/29	4,134,920
1,795,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	4.00	9/1/20	1,844,004
1,135,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/27	1,181,285
100,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/30	103,033
2,150,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.30	9/1/37	2,205,341
1,705,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	5.13	1/1/39	1,688,547
250,000	St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	5.75	12/1/28	266,625
2,000,000	St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	6.00	12/1/30	2,138,920
1,285,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.20	11/1/22	1,286,581
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.30	11/1/30	1,000,450
2,590,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.38	5/1/43	2,590,673
4,680,000	St. Paul Hsg. & Redev. Auth. Multifamily Rev. Ref. (Univ. & Dale Proj.) (GNMA Collateralized) [8]	4.82	7/20/46	4,682,340
2,515,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.70	8/1/36	2,568,720
500,000	Vergas Hsg. & Healthcare Facs. Rev. (CDL Homes Proj.)	4.00	8/1/31	468,240
1,000,000	Vergas Hsg. & Healthcare Facs. Rev. (CDL Homes Proj.)	4.25	8/1/43	864,520
730,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.20	5/1/25	769,617

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

790,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.25	11/1/26	830,250
1,250,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.50	11/1/32	1,315,250
1,135,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.75	11/1/39	1,190,978
2,610,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	4.63	4/1/30	2,544,045

				111,253,682

Municipal Lease [9] - 6.5%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	523,435
500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	522,140
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	521,900
500,000	Anoka-Hennepin Independent School District No. 11 Lease Rev.	3.75	2/1/35	504,945
600,000	Anoka-Hennepin Independent School District No. 11 Lease Rev.	4.00	2/1/41	614,406
1,100,000	Chaska Economic Dev. Auth. Lease Rev.	4.00	2/1/31	1,168,343
690,000	Chaska Economic Dev. Auth. Lease Rev.	4.00	2/1/33	723,079
500,000	Chaska Economic Dev. Auth. Lease Rev.	4.00	2/1/35	520,460
1,000,000	Duluth Independent School District No. 709	4.00	2/1/27	1,091,180
1,300,000	Duluth Independent School District No. 709	4.00	2/1/28	1,400,698
2,000,000	Duluth Independent School District No. 709	5.00	2/1/25	2,350,760
1,000,000	Golden Valley Hsg. & Redev. Auth. Rev.	4.00	2/1/30	1,046,740
500,000	Golden Valley Hsg. & Redev. Auth. Rev.	4.00	2/1/32	519,375
1,030,000	Goodhue Co. Education District No. 6051 Lease Rev.	5.00	2/1/34	1,125,749
1,500,000	Goodhue Co. Education District No. 6051 Lease Rev.	5.00	2/1/39	1,624,245
1,000,000	Guam Education Fin. Foundation [11]	5.00	10/1/21	1,104,200
1,730,000	Guam Education Fin. Foundation [11]	5.00	10/1/22	1,930,472
450,000	Minnetonka Independent School District No. 276	4.00	3/1/30	477,904
340,000	Minnetonka Independent School District No. 276	4.00	2/1/33	350,156
300,000	Minnetonka Independent School District No. 276	4.00	3/1/33	311,760
400,000	Minnetonka Independent School District No. 276	4.00	2/1/36	407,912
4,000,000	MN General Fund Rev. (Appropriation)	4.00	3/1/26	4,306,080
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,214,260
300,000	MN Hsg. Fin. Agy. Rev. (St. Appropriation)	5.00	8/1/35	333,237
1,000,000	Northeastern Metropolitan Intermediate School District No. 916	5.00	2/1/34	1,109,900
1,000,000	Osseo Independent School District No. 279	4.00	2/1/28	1,061,650
1,335,000	Plymouth Intermediate District No. 287	3.00	5/1/32	1,261,775
500,000	Plymouth Intermediate District No. 287	4.00	5/1/26	540,625
290,000	Plymouth Intermediate District No. 287	4.00	5/1/27	311,037
300,000	Plymouth Intermediate District No. 287	4.00	5/1/29	317,340
300,000	Plymouth Intermediate District No. 287	4.00	5/1/30	316,605
470,000	Plymouth Intermediate District No. 287	4.00	5/1/31	495,216
750,000	St. Cloud Independent School District No. 742	4.00	2/1/38	753,480
1,040,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,042,746
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	400,808
340,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	340,598
678,240	Winona School District 861 Lease Purchase	6.04	8/1/24	679,366

				34,324,582

Municipal Money Market - 0.9%
2,320,000	City of Minneapolis Hsg. Dev. Rev. (One Ten Grant Proj.) [1]	0.90	9/1/26	2,320,000
2,200,000	City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	0.90	12/1/27	2,200,000
500,000	City of Minneapolis Rev. (Univ. Gateway Proj.) [1]	0.90	6/1/32	500,000

				5,020,000

See accompanying notes to financial statements.
MARCH 31, 2017	39

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Other Revenue Bonds - 5.5%
498,278	Crystal Governmental Fac. Rev.	5.10	12/15/26	552,481
290,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	291,369
110,000	Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	4.00	6/1/27	116,232
165,000	Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	4.00	6/1/29	172,351
125,000	Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	4.00	6/1/30	130,434
250,000	Minneapolis Rev. (YMCA Greater Twin Cities Proj.)	4.00	6/1/31	258,925
215,000	Minneapolis Tax Increment Rev.	3.05	3/1/21	213,740
320,000	Minneapolis Tax Increment Rev.	3.50	3/1/23	319,418
170,000	Minneapolis Tax Increment Rev.	3.80	3/1/25	170,139
200,000	Minneapolis Tax Increment Rev.	4.00	3/1/27	201,210
260,000	Minneapolis Tax Increment Rev.	4.00	3/1/30	252,676
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	1,134,440
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,284,120
1,135,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,140,698
4,500,000	Northeastern Metropolitan Intermediate School District No. 916	4.00	2/1/38	4,560,300
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	1,010,120
1,013,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,016,434
698,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	699,082
745,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	770,792
972,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	977,502
823,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	824,300
175,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/19	178,542
180,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/19	184,669
185,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/20	190,322
220,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/20	227,451
225,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/21	232,909
1,000,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/26	1,030,960
930,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/29	952,534
3,875,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	3,875,852
3,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Foundation)	5.00	12/1/36	3,177,840
500,000	Territory of Guam. Rev. [11]	5.00	12/1/46	533,120
2,000,000	Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	5.00	10/1/42	1,518,200

				29,199,162

Public Facilities - 0.5%
1,250,000	Lakeville Hsg. & Redev. Auth. Parking Rev. (Ice Arena. Proj.)	4.00	2/1/32	1,317,512
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,087,685

				2,405,197

Sales Tax Revenue - 2.0%
2,000,000	American Samoa Economic Development Authority Rev. [11]	6.25	9/1/29	1,931,160
2,750,000	Guam Govt. Business Privilege Tax Rev. [11]	5.00	11/15/35	2,869,212
1,825,000	Guam Govt. Business Privilege Tax Rev. [11]	5.25	1/1/36	1,893,091
900,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	5.00	8/1/26	369,000
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. 6, [11]	6.25	8/1/33	405,000
1,500,000	St. Paul Sales Tax Rev.	5.00	11/1/29	1,710,990
1,400,000	St. Paul Sales Tax Rev.	5.00	11/1/31	1,584,562

				10,763,015

Single Family Mortgage - 15.1%
1,225,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	4.45	12/1/32	1,280,836
570,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.63	12/1/30	591,666
810,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.88	12/1/33	846,555

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

109,161	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	109,659
14,692	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	14,982
146,644	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	148,720
485,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	4.45	12/1/27	512,024
7,660	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	7,668
137,742	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	138,417
45,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	47,273
4,250,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	4.40	7/1/32	4,508,060
3,715,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.45	7/1/31	3,862,003
2,020,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.70	1/1/31	2,139,544
1,330,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	3.20	1/1/33	1,251,118
2,980,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.30	7/1/29	3,026,309
3,485,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	3,615,931
1,885,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	3.63	7/1/25	1,928,902
2,445,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	3.90	7/1/30	2,505,465
2,425,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC) [8]	3.10	7/1/31	2,322,083
4,220,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3.10	7/1/35	3,982,667
2,370,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3.15	1/1/37	2,204,171
1,990,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3.35	7/1/29	2,026,855
9,030,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3.50	1/1/32	9,087,250
6,850,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3.60	7/1/31	6,938,639
2,630,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3.60	7/1/33	2,647,858
5,955,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3.80	7/1/38	5,985,311
5,375,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GNMA-FNMA-FHLMC)	3.90	7/1/43	5,301,631
515,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	551,086
4,625,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA FHLMC)	3.70	1/1/31	4,730,496
2,000,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA FHLMC)	4.00	1/1/47	2,134,160
460,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC)	3.10	7/1/26	469,490
1,700,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA-FHLMC) [8]	4.00	1/1/41	1,800,878
70,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	4.90	7/1/29	72,776
1,200,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,247,772
40,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	40,092
15,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	15,555
660,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.15	7/1/28	662,574
675,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.25	7/1/33	676,951
135,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.50	7/1/28	136,886
165,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.65	7/1/33	169,513

				79,739,826

Transportation - 0.9%
2,200,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/30	2,602,138
1,100,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/33	1,245,684
600,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/34	677,106
400,000	MN Valley Transit Auth. Proj. Rev.	4.50	6/1/26	418,364

				4,943,292

Utility - 4.5%
2,000,000	Guam Govt. Waterworks Auth. Rev. [11]	5.00	1/1/46	2,102,680
500,000	MN Municipal Power Agy. Electric Rev.	4.00	10/1/31	520,050
1,250,000	MN Municipal Power Agy. Electric Rev.	4.00	10/1/32	1,291,750
1,155,000	MN Municipal Power Agy. Electric Rev.	4.00	10/1/33	1,184,372
500,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/29	569,865
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	1,111,300

See accompanying notes to financial statements.
MARCH 31, 2017	41

SCHEDULE OF INVESTMENTS

March 31, 2017

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($) /Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	567,975
320,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	363,504
250,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/33	279,972
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	713,972
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	1,099,890
520,000	Northern Municipal Power Agy. Electric Rev.	5.00	1/1/30	598,629
695,000	Northern Municipal Power Agy. Electric Rev.	5.00	1/1/31	771,756
500,000	Rochester Electric Utility Rev.	5.00	12/1/42	572,960
1,000,000	Southern Minnesota Municipal Power Agency	5.00	1/1/41	1,113,760
1,250,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.45	8/1/28	1,278,012
590,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	590,667
1,000,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/31	1,130,470
600,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/35	681,828
1,750,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/36	1,945,405
4,725,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/46	5,216,306

				23,705,123

Total Municipal Bonds (cost: $499,378,493)				498,687,104

Investment Companies - 1.4%
334,436	Delaware Investments Minnesota Municipal Income Fund II (VMM)			4,899,487
144,128	Nuveen Minnesota Municipal Income Fund (NMS)			2,412,710

Total Investment Companies (cost: $7,044,065)				7,312,197

Total Investments in Securities - 95.5% (cost: $506,422,558)				505,999,301
Other Assets and Liabilities, net - 4.5%				23,821,851

Total Net Assets - 100.0%				$529,821,152

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

[1]	Variable rate security. Rate disclosed is as of March 31, 2017.

[2]	Security considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2017 was $2,375,000 and represented 0.4% of net assets.

[5]	The issuer is in default of interest or principal payments, or other debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2017 was $2,375,000 and represented 0.4% of net assets.

[6]	Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[8]	Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2017, 4.1% of net assets in the Fund was invested in such securities.

[9]	Municipal Lease Security. The total value of such securities as of March 31, 2017 was $34,324,582 and represented 6.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]	The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2017 was $18,040,379 and represented 3.4% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of March 31, 2017 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Municipal Bonds	—	498,687,104	—	498,687,104
Investment Companies	7,312,197	—	—	7,312,197

Total:	7,312,197	498,687,104	—	505,999,301

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2017	43

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2017

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$634,139,470	$72,827,975	$159,635,634	$506,422,558

Investments in securities, at fair value - see accompanying schedule for detail	$637,094,758	$72,755,766	$147,595,056	$505,999,301
Cash in bank on demand deposit	—	—	13,295,466	18,696,989
Restricted cash	9,000,000	500,000	—	—
Accrued interest and dividends receivable	3,058,773	344,385	1,863,885	6,336,674
Receivable for investment securities sold	19,302	356,007	1,047,670	—
Other receivables	—	—	24,000	7,500
Receivable for Fund shares sold	1,373,334	12,888	197,855	558,683

Total assets	650,546,167	73,969,046	164,023,932	531,599,147

LIABILITIES
Payable for investment securities purchased	—	—	3,333,632	537,200
Payable for Fund shares redeemed	3,119,101	5,724	62,311	694,286
Cash portion of dividends payable to shareholders	28,083	2,299	75,693	190,169
Variation margin on futures contracts	—	43,710	—	—
Accrued investment management fees	441,532	56,477	107,031	356,340
Outstanding options written, at fair value (premiums received $2,803,544)	3,653,711	—	—	—

Total liabilities	7,242,427	108,210	3,578,667	1,777,995

Net assets applicable to outstanding capital stock	$643,303,740	$73,860,836	$160,445,265	$529,821,152

Net assets consist of:
Capital (par value and paid-in surplus)	$655,556,798	$75,433,302	$187,022,529	$535,816,049
Undistributed (distributions in excess of) net investment income	—	—	3,316	(14,998)
Accumulated net realized gain (loss) from security transactions, written options and futures	(14,358,179)	(1,456,547)	(14,540,002)	(5,556,642)
Unrealized appreciation (depreciation) on investments, written options and futures	2,105,121	(115,919)	(12,040,578)	(423,257)

	$643,303,740	$73,860,836	$160,445,265	$529,821,152

Outstanding shares	58,993,987	7,511,689	16,911,322	51,496,786

Net asset value per share of outstanding capital stock	$10.90	$9.83	$9.49	$10.29

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year Ended March 31, 2017

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
Investment income:
Income:
Dividends	—	—	$485,602	$308,809
Interest	$15,992,648	$1,194,678	6,420,659	20,515,174

Total income	15,992,648	1,194,678	6,906,261	20,823,983

Expenses (note 4):
Investment management fee	5,406,592	595,497	1,261,092	4,319,588

Total expenses	5,406,592	595,497	1,261,092	4,319,588

Net investment income	10,586,056	599,181	5,645,169	16,504,395

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(618,284)	(2,772)	273,771	52,227
Net realized gain (loss) on written options	3,586,788	—	—	—
Net realized gain (loss) on futures	—	128,139	—	—

Net change in unrealized appreciation (depreciation) on investments	(13,858,778)	(108,343)	(5,274,875)	(19,170,113)
Net change in unrealized appreciation (depreciation) on written options	499,438	—	—	—
Net change in unrealized appreciation (depreciation) on futures	—	8,714	—	—

Net gain (loss)	(10,390,836)	25,738	(5,001,104)	(19,117,886)

Net increase (decrease) in net assets resulting from operations	$195,220	$624,919	$644,065	($2,613,491)

See accompanying notes to financial statements.
MARCH 31, 2017	45

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government
	Securities Fund
	Year Ended March 31, 2017	Year Ended March 31, 2016
Operations:
Net investment income	$10,586,056	$10,922,813
Net realized gain (loss) on investments, written options and futures	2,968,504	(6,899,422)
Net change in unrealized appreciation (depreciation) of investments, written options and futures	(13,359,340)	5,850,345

Net increase (decrease) in net assets resulting from operations	195,220	9,873,736

Distributions from:
Net investment income	(10,586,758)	(10,922,716)

Total distributions	(10,586,758)	(10,922,716)

Capital share transactions:
Proceeds from shares sold	224,666,336	293,668,159
Reinvested distributions	10,189,631	10,413,329
Payments for shares redeemed	(244,837,057)	(226,566,424)

Increase (decrease) in net assets from capital transactions	(9,981,090)	77,515,064

Total increase (decrease) in net assets	(20,372,628)	76,466,084

Net assets:
Beginning of period	663,676,368	587,210,284

End of period*	$643,303,740	$663,676,368

Capital transactions in shares:
Sold	20,364,313	26,575,075
Reinvested distributions	925,653	943,031
Redeemed	(22,261,590)	(20,507,129)

Net increase (decrease)	(971,624)	7,010,977

* Includes undistributed (distributions in excess of) net investment income	—	$702

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Quality Income Fund		Sit Tax-Free Income Fund		Sit Minnesota Tax-Free Income Fund
Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2017	Year Ended March 31, 2016

$599,181	$798,771	$5,645,169	$5,573,066	$16,504,395	$14,985,361
125,367	(855,777)	273,771	(961,157)	52,227	(154,714)

(99,629)	(27,385)	(5,274,875)	2,664,372	(19,170,113)	3,733,575

624,919	(84,391)	644,065	7,276,281	(2,613,491)	18,564,222

(599,505)	(798,771)	(5,640,178)	(5,568,398)	(16,491,657)	(14,967,354)

(599,505)	(798,771)	(5,640,178)	(5,568,398)	(16,491,657)	(14,967,354)

48,922,501	79,196,051	29,810,901	25,202,505	173,062,340	146,439,663
566,097	739,247	4,691,992	4,635,837	14,070,478	12,530,119
(42,532,716)	(136,590,268)	(25,951,501)	(39,806,557)	(146,415,474)	(91,240,718)

6,955,882	(56,654,970)	8,551,392	(9,968,215)	40,717,344	67,729,064

6,981,296	(57,538,132)	3,555,279	(8,260,332)	21,612,196	71,325,932

66,879,540	124,417,672	156,889,986	165,150,318	508,208,956	436,883,024

$73,860,836	$66,879,540	$160,445,265	$156,889,986	$529,821,152	$508,208,956

4,971,156	8,003,261	3,094,680	2,617,597	16,452,391	13,931,659
57,516	74,844	483,693	482,272	1,337,812	1,192,155
(4,322,748)	(13,789,907)	(2,681,595)	(4,138,627)	(14,090,502)	(8,674,963)

705,924	(5,711,802)	896,778	(1,038,758)	3,699,701	6,448,851

—	$324	$3,316	($4,991)	($14,998)	($12,738)

MARCH 31, 2017	47

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

	Year Ended March 31,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$11.07	$11.09	$11.04	$11.30	$11.31

Operations:
Net investment income [1]	0.17	0.20	0.21	0.12	0.16
Net realized and unrealized gains (losses) on investments, written options and futures	(0.17)	(0.02)	0.05	(0.26)	—

Total from operations	—	0.18	0.26	(0.14)	0.16

Distributions from:
Net investment income	(0.17)	(0.20)	(0.21)	(0.12)	(0.16)
Return of capital	—	—	—	—	(0.01)

Total Distributions	(0.17)	(0.20)	(0.21)	(0.12)	(0.17)

Net Asset Value:
End of period	$10.90	$11.07	$11.09	$11.04	$11.30

Total investment return [2]	0.02%	1.63%	2.37%	(1.21% )	1.39%

Net assets at end of period (000’s omitted)	$643,304	$663,676	$587,210	$711,770	$1,520,059

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	1.57%	1.81%	1.89%	1.06%	1.43%

Portfolio turnover rate (excluding short-term securities)	29.00%	28.65%	13.71%	4.13%	58.67%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

48	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015	Year Ended March 31, 2014	Three Months Ended March 31, 2013 *

Net Asset Value:
Beginning of period	$9.83	$9.94	$9.97	$10.01	$10.00

Operations:
Net investment income [1]	0.09	0.10	0.06	0.09	0.03
Net realized and unrealized gains (losses) on investments, written options and futures	—	(0.11)	(0.03)	(0.04)	0.01

Total from operations	0.09	(0.01)	0.03	0.05	0.04

Distributions from:
Net investment income	(0.09)	(0.10)	(0.06)	(0.09)	(0.03)

Net Asset Value:
End of period	$9.83	$9.83	$9.94	$9.97	$10.01

Total investment return [2]	0.91%	(0.10%)	0.36%	0.47%	0.38%

Net assets at end of period (000’s omitted)	$73,861	$66,880	$124,418	$107,346	$5,122

Ratios: [3]
Expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.91%	1.02%	0.63%	0.80%	1.25%

Portfolio turnover rate (excluding short-term securities)	84.03%	90.38%	241.64%	81.19%	37.44%[4]

*	The Fund commenced investment operations on December 31, 2012.

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

MARCH 31, 2017	49

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Years Ended March 31,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$9.80	$9.68	$9.16	$9.57	$9.23

Operations:
Net investment income [1]	0.35	0.33	0.37	0.38	0.38
Net realized and unrealized gains (losses) on investments	(0.31)	0.12	0.52	(0.41)	0.34

Total from operations	0.04	0.45	0.89	(0.03)	0.72

Distributions from:
Net investment income	(0.35)	(0.33)	(0.37)	(0.38)	(0.38)

Net Asset Value:
End of period	$9.49	$9.80	$9.68	$9.16	$9.57

Total investment return [2]	0.37%	4.78%	9.81%	(0.19% )	7.92%

Net assets at end of period (000’s omitted)	$160,445	$156,890	$165,150	$155,304	$175,480

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.58%	3.45%	3.86%	4.17%	4.03%

Portfolio turnover rate (excluding short-term securities)	25.41%	23.11%	31.14%	28.32%	36.75%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

50	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Years Ended March 31,
	2017	2016	2015	2014	2013

Net Asset Value:
Beginning of period	$10.63	$10.57	$10.26	$10.62	$10.42

Operations:
Net investment income [1]	0.32	0.34	0.36	0.40	0.38
Net realized and unrealized gains (losses) on investments	(0.34)	0.06	0.31	(0.36)	0.20

Total from operations	(0.02)	0.40	0.67	0.04	0.58

Distributions from:
Net investment income	(0.32)	(0.34)	(0.36)	(0.40)	(0.38)

Net Asset Value:
End of period	$10.29	$10.63	$10.57	$10.26	$10.62

Total investment return [2]	(0.19% )	3.89%	6.62%	0.47%	5.61%

Net assets at end of period (000’s omitted)	$529,821	$508,209	$436,883	$358,678	$416,145

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.06%	3.25%	3.43%	3.91%	3.58%

Portfolio turnover rate (excluding short-term securities)	16.18%	10.45%	9.68%	20.53%	17.13%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2017	51

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2017

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

52	SIT MUTUAL FUNDS ANNUAL REPORT

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the U.S. Government Securities Fund purchased put options and wrote call option contracts traded on a U.S. exchange. To hedge interest rate risk, the Quality Income Fund purchased put options, entered into futures contracts and wrote call options on these future contracts traded on a U.S. exchange. Risks of entering into futures contracts and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, the Quality Income Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year ended March 31, 2017, the average volume of derivative activity, calculated on a quarterly basis, was as follows:

	Average Cost	Average Premium Received	Average Notional Amount
U.S. Government Securities Fund
Purchased put options	$439,490	—	$244,751,030
Written call options	—	$4,089,008	560,472,588

Quality Income Fund
Purchased put options	$3,961	—	$2,123,367
Treasury futures	—	—	31,172,749

The number of open option contracts and open futures contracts outstanding as of March 31, 2017 also serve as indicators of the volume of activity for the Funds throughout the period.

MARCH 31, 2017	53

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2017 (Continued)

Statement of Assets and Liabilities - Values of derivatives as of March 31, 2017

	Asset Derivatives Value	Liability Derivatives Value
Interest rate risk:
U.S. Government Securities Fund
Put Options Purchased	$544,531 [1]	—
Written Call Options	—	$3,653,711 [2]

Quality Income Fund
Put Options Purchased	$2,328 [1]	—
Treasury futures	—	$43,710 [3]

[1]	Statement of Assets and Liabilities location: Investments in securities, at fair value.
[2]	Statement of Assets and Liabilities location: Outstanding options written, at fair value.
[3]	Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation(depreciation) of futures as reported in the Schedule of Investments.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2017:

	Amount of Realized Gain (Loss) on Derivatives [4]	Change in Unrealized Appreciation (Depreciation) on Derivatives [5]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	($1,228,925)	($925,714)
Written call options	$3,586,788	$499,438

Quality Income Fund
Purchased put options	($10,659)	($8,805)
Treasury Futures	$128,139	$8,714

[4]	Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.
[5]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures, respectively.

Transactions in written options for the year ended March 31, 2017 were as follows:

	Number of Contracts	Premium

U.S. Government Securities Fund
Outstanding, March 31, 2016	3,200	$3,310,942
Call options written	18,278	27,881,515
Call options closed	(18,903)	(28,388,913)

Outstanding, March 31, 2017	2,575	$2,803,544

54	SIT MUTUAL FUNDS ANNUAL REPORT

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•   Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•   Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•   Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2017 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the Internal Revenue Code. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2017, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise remain subject to examination by the Internal Revenue Service and state departments of revenue until such time as the applicable statute of limitations for audit has expired. For example, U.S. tax returns are generally subject to audit for three years from the date they are filed.

MARCH 31, 2017	55

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2017 (Continued)

At March 31, 2017, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized	Unrealized	Net Unrealized	Cost of Securities
	Appreciation	Depreciation	Appreciation (Depreciation)	on a Tax Basis
U.S. Government Securities	$11,366,921	($7,504,095)	$3,862,826	$633,231,932
Quality Income	212,739	(278,159)	(65,420)	72,821,186
Tax-Free Income	6,450,548	(18,485,112)	(12,034,564)	159,629,620
Minnesota Tax-Free Income	9,745,201	(10,092,426)	(347,225)	506,346,526

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2017 and 2016 were as follows:

Year Ended March 31, 2017:

		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Total
U.S. Government Securities	$10,596,109	—	—	$10,596,109
Quality Income	599,299	—	—	599,299
Tax-Free Income*	44,040	$5,591,828	—	5,635,868
Minnesota Tax-Free Income*	23,297	16,486,767	—	16,510,064
* 99.2% and 99.9% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2016:

		Tax-Exempt	Long Term
	Ordinary Income	Income	Capital Gain	Total
U.S. Government Securities	$10,944,000	—	—	$10,944,000
Quality Income	799,171	—	—	799,171
Tax-Free Income*	44,863	$5,535,455	—	5,580,318
Minnesota Tax-Free Income*	29,957	14,937,262	—	14,967,219
* 99.2% and 99.8% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2017 the components of distributable earnings on a tax basis were as follows:

				Unrealized
	Undistributed	Undistributed	Accumulated	Appreciation
	Ordinary Income	Tax-Exempt Income	Gain (Loss)	(Depreciation)
U.S. Government Securities	$28,083		($16,102,772)	$3,862,826
Quality Income	2,299	—	(1,506,205)	(65,420)
Tax-Free Income	—	$78,379	(14,545,386)	(12,034,564)
Minnesota Tax-Free Income	—	175,171	(5,632,674)	(347,225)

56	SIT MUTUAL FUNDS ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed	Accumulated
	Net Investment	Net Realized	Additional
	Income	Gain (Loss)	Paid-in Capital
Tax-Free Income	$3,316	$7,755,727	($7,759,043)
Minnesota Tax-Free Income	(14,998)	1,503,604	(1,488,606)

These differences were primarily attributable to market discount accretion adjustments and capital loss carryovers expiring.

Net capital loss carryovers and late year losses, if any, as of March 31, 2017, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

The Funds’ first fiscal year end subject to the Modernization Act was March 31, 2012. The net capital loss carryovers and the expiration dates for capital loss carryovers from pre-enactment taxable years and the late year losses deferred as of March 31, 2017, were as follows:

	Pre-Enactment		Post-Enactment
	Net Capital Loss		Unlimited Period of Net		Late Year	Accumulated
	Carryover Expiring in:		Capital Loss Carryover		Losses	Capital and
	2018	2019	Short-Term	Long-Term	Deferred	Other Losses
U.S. Government Securities	—	—	$8,577,218	$7,525,554	—	$16,102,772
Quality Income	—	—	628,725	877,480	—	1,506,205
Tax-Free Income	$6,322,037	$2,401,634	423,810	5,397,905	—	14,545,386
Minnesota Tax-Free Income	3,535,663	—	1,883,763	213,248	—	5,632,674

For the year ended March 31, 2017, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
U.S. Government Securities	$2,179,699	—
Quality Income	120,161	—
Tax-Free Income	291,407	$7,759,043
Minnesota Tax-Free Income	56,258	1,488,606

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the

MARCH 31, 2017	57

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2017 (Continued)

performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2017, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities	$206,963,112	—	$190,318,016	—
Quality Income	19,849,194	$29,469,305	26,295,553	$23,547,756
Tax-Free Income	—	37,547,042	—	37,942,232
Minnesota Tax-Free Income	—	133,900,409	—	83,450,653

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
U.S. Government Securities	0.80%
Quality Income	0.90%
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2017:

	Shares	% Shares Outstanding
U.S. Government Securities	1,000,667	1.7
Quality Income	5,730,829	76.3
Tax-Free Income	2,701,924	16.0
Minnesota Tax-Free Income	2,194,438	4.3

(5)	Regulatory Updates

In October 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. Management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

(6)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

58	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities of Sit U.S. Government Securities Fund, Inc., and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a series of Sit Mutual Funds II, Inc.) (collectively, the Funds), including the schedules of investments, as of March 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with custodians and brokers, or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit U.S. Government Fund, Inc., Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years or periods in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 23, 2017

MARCH 31, 2017	59

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2016 to March 31, 2017.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/16)	Ending Account Value (3/31/17)	Expenses Paid During Period (10/1/16- 3/31/17)*

U.S. Government Securities Fund
Actual	$1,000	$991.30	$3.97
Hypothetical	$1,000	$1,020.94	$4.03

Quality Income Fund
Actual	$1,000	$1,001.40	$4.49
Hypothetical	$1,000	$1,020.44	$4.53

Tax-Free Income Fund
Actual	$1,000	$975.50	$3.94
Hypothetical	$1,000	$1,020.94	$4.03

Minnesota Tax-Free Income Fund
Actual	$1,000	$974.40	$3.94
Hypothetical	$1,000	$1,020.94	$4.03

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% for the U.S. Government Securities, Tax-Free Income and Minnesota Tax-Free Funds; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

60	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period of April 1, 2016 to March 31, 2017 is as follows:

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

For the year ended March 31, 2017, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

There were no funds that designated amounts as long-term capital gain dividends during the year ended March 31, 2017. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

For the year ended March 31, 2017, 99.2% and 99.9% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2017	61

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund, and the Sit Quality Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund and the corporate issuer of the Sit Tax-Free Income Fund, Sit Minnesota Tax-Free Income Fund and Sit Quality Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 55 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	14	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 81 Director	Director since 2012 or the Fund’s inception if later.	Senior Vice President of Peter B. Cannell & Co., July 2011 to present; Managing Member of GME Capital, 2005 to 2011.	14	None.
Sidney L. Jones Age: 83 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	14	None.
Bruce C. Lueck Age: 76 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	14	None.
Donald W. Phillips Age: 68 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc., July 2005 to present; Partner of Ranieri Partners, 2007 to December 2012.	14	None.
Barry N. Winslow Age: 69 Director	Director since 2010 or the Fund’s inception is later.	Vice-Chairman of TCF Financial Corporation, July 2008 to July 2014.	14	TCF Financial Corporation.

62	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Funds	Term of Office (1) and Length of Time Served	Principal Occupations During Past Five Years	Number of Funds Overseen in Fund Complex	Other Directorships Held by Director During the Past Five Years (3)
OFFICERS:
Mark H. Book Age: 53 Vice President – Investments of U.S. Govt. Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 48 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 71 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 50 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 55 Vice President - Investments of Tax-Free & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF since 2016; Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 71 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Senior Counsel with the law firm of Dorsey & Whitney, LLP since January 2016; Partner from 1976 to December 2015.	N/A	N/A
Paul E. Rasmussen Age: 56 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 50 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]	Director who is deemed to be an “interested person” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser.
[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2017	63

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 24, 2016, the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

64	SIT MUTUAL FUNDS ANNUAL REPORT

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $13.7 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found that each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no-load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

MARCH 31, 2017	65

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

66	SIT MUTUAL FUNDS ANNUAL REPORT

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68

# Annual Report
**March 31, 2017**

**INVESTMENT ADVISER**
Sit Investment Associates, Inc.
80 S. Eighth Street
Suite 3300
Minneapolis, MN 55402

**CUSTODIAN**
The Bank Of New York Mellon
One Wall Street
New York, NY 10286

**TRANSFER AGENT AND DISBURSING AGENT**
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

**INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM**
KPMG LLP
Minneapolis, MN

**GENERAL COUNSEL**
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds
**1-800-332-5580**
**www.sitfunds.com**

Sit Bond 3-2017

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a) – (d)	Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2017	27,000	0	5,175	0
Fiscal year ended March 31, 2016	30,000	0	4,925	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e) (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2) No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0 respectively.

(h) The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a) Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a) The following exhibits are attached to this Form N-CSR:

(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b) Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By (Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date May 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer
Date May 30, 2017

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman
Date May 30, 2017